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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                ---------------

                               DECEMBER 24, 1997
                Date of Report (Date of earliest event reported)

                          U.S. OFFICE PRODUCTS COMPANY
              (Exact name of Registrant Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    0-25372
                             (Commission File No.)

                                   52-1906050
                    (I.R.S. Employer Identification Number)

   1025 THOMAS JEFFERSON STREET, N.W., SUITE 600 EAST, WASHINGTON, D.C. 20007
              (Address of principal executive offices) (Zip Code)

                                 (202) 339-6700
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5--OTHER EVENTS

    Set forth below are (i) the Company's audited consolidated financial statements which have been restated to reflect the acquisition of 12 businesses during the Company's second fiscal quarter, each of which was accounted for under the pooling-of-interests methods of accounting and (ii) the Company's audited supplemental consolidated financial statements which give retroactive effect to the acquisition of MBE, which will be accounted for under the pooling-of-interests method of accounting.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of U.S. Office Products Company

    In our opinion, based upon our audits and the reports of other auditors, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of U.S. Office Products Company and its subsidiaries at April 26, 1997 and April 30, 1996 and the results of their operations and their cash flows for each of the three fiscal years in the period ended April 26, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain wholly-owned subsidiaries, which statements reflect total revenues of $616.9 million and $323.1 million included in the Company's fiscal years ended April 30, 1996 and 1995, respectively. Those statements were audited by other auditors whose reports thereon have been furnished to us, and our opinion expressed herein, insofar as it relates to the amounts included for those wholly-owned subsidiaries, is based solely on the reports of the other auditors. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for the opinion expressed above.

                                          PRICE WATERHOUSE LLP

Minneapolis, Minnesota
June 6, 1997, except as to the first paragraph of Note 4, which is as of October 25, 1997, and the first paragraph of Note 14, which is as of November 6, 1997

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
 School Specialty, Inc.

    We have audited the balance sheets of School Specialty, Inc. (formerly known as EDA Corporation) (the Company) as of December 31, 1995 and 1994, and the related statements of operations, changes in shareholders' deficit and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Milwaukee, Wisconsin
February 2, 1996

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
 The Re-Print Corporation
 Birmingham, Alabama

    We have audited the accompanying balance sheets of the Re-Print Corporation as of December 31, 1995 and 1994, and the related statements of income, stockholders' equity, and cash flows for three years ended December 31, 1995, 1994, and 1993 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Re-Print Corporation at December 31, 1995 and 1994, and the results of its operations and its cash flows for three years ended December 31, 1995, 1994, and 1993 in conformity with generally accepted accounting principles.

                                          BDO SEIDMAN, LLP

Atlanta, Georgia
February 8, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
 SFI Corp.

    We have audited the accompanying balance sheet of SFI Corp. as of December 31, 1995 and the related statements of income, stockholders' equity, and cash flows for the year then ended, which are not included herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SFI Corp. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
 Hano Document Printers, Inc.

    We have audited the accompanying balance sheet of Hano Document Printers, Inc. as of December 31, 1995 and the related statements of income, stockholders' equity, and cash flows for the year then ended, which are not included herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hano Document Printers, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
  SFI Corp. and Hano Document Printers, Inc.

    We have audited the combined balance sheet of SFI Corp. and Hano Document Printers, Inc. (collectively referred to as the "Companies") as of December 31, 1994, and the related statements of income, stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 1994, which are not included herein. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of SFI Corp. and Hanco Document Printers, Inc., as of December 31, 1994 and the results of their operations and cash flows for each of the years in the two-year period ended December 31, 1994, in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

Bay State Computer Group, Inc.

    We have audited the accompanying balance sheets of Bay State Computer Group, Inc. as of March 31, 1996 and 1995, and the related statements of earnings and retained earnings, and cash flows for the three years ended March 31, 1996, 1995 and 1994 (none of which are presented herein separately). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bay State Computer Group, Inc. as of March 31, 1996 and 1995, and the results of its operations and its cash flows for the three years ended March 31, 1996, 1995, and 1994 in conformity with generally accepted accounting principles.

                                          PARENT, MCLAUGHLIN AND NANGLE

Boston, Massachusetts
May 23, 1996, except for Note N
  as to which the date is
  October 14, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
 Data Business Forms Limited

    We have audited the balance sheet of Data Business Forms Limited ("DBF") as of December 31, 1995 and the statements of income and retained earnings and changes in financial position for the period from amalgamation to December 31, 1995. These financial statements are the responsibility of DBF's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

    In our opinion, these financial statements present fairly, in all material respects, the financial position of DBF as at December 31, 1995 and the results of its operations and the changes in its financial position for the period from amalgamation to December 31, 1995 in accordance with generally accepted accounting principles.

                                          ERNST & YOUNG

Toronto, Canada
February 6, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Stockholders and Board of Directors
  Fortran Corp.

    We have audited the accompanying balance sheet of Fortran Corp. as of March 31, 1996, and 1995 and the related statements of earnings, changes in stockholders' equity, and cash flows for the years ended March 31, 1996, 1995, and 1994 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to and above present fairly, in all material respects, the financial position of Fortran Corp. as of March 31, 1996, and 1995 and the results of its operations and its cash flows for three years ended march 31, 1996, 1995 and 1994 in conformity with generally accepted accounting principles.

    As described in Note 9 to the financial statements, on August 21, 1996, the Company entered into a letter of intent to exchange all of its issued and outstanding shares of common stock for shares of U.S. Office Products Company common stock.

                                          RUBIN, KOEHMSTEDT AND NADLER

Newington, Virginia
June 7, 1996, except for Note 9,
  as to which the date is
  October 24, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
 MTA, Inc.

    We have audited the accompanying consolidated balance sheet of MTA, Inc. (the Company) as of December 31, 1995 and the related statements of income and retained earnings and of cash flows for the period from January 25, 1995 (date of incorporation) to December 31, 1995. These financial statements are responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MTA, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the period from January 25, 1995, and the results of its operations and its cash flows for the period from January 25, 1995 (date of incorporation) to December 31, 1995, in conformity with generally accepted accounting principles.

                                          DELOITTE & TOUCHE LLP

Seattle, Washington
September 23, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
  United Envelope Co., Inc.

    We have audited the combined balance sheets of United Envelope Co., Inc. and its affiliate, Rex Envelope Co., Inc., as at December 31, 1995 and 1994, and the related combined statements of income and retained earnings and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    As referred to in Note A on "Principles of Combination," the companies, whose financial statements are combined, are related through common ownership and control. In addition, each has pledged certain assets and guaranteed long-term indebtedness of the other as described in the notes to financial statements. In view of their close operating and financial relationship, the preparation of combined financial statements was considered appropriate. The combined statements, however, do not refer to a legal entity and neither of the companies guarantees trade obligations of the other.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of United Envelope Co., Inc. and its affiliates as at December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                          HERTZ, HERSON & COMPANY, LLP

New York, New York
March 6, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
 Huxley Envelope Corporation

    We have audited the accompanying balance sheets of Huxley Envelope Corporation as of December 31, 1995 and 1994, and the related statements of income and retained earnings (accumulated deficit) and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Huxley Envelope Corporation as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                          HERTZ, HERSON & COMPANY LLP

New York, New York
March 4, 1996

                          U.S. OFFICE PRODUCTS COMPANY

                           CONSOLIDATED BALANCE SHEET

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                           APRIL 30,     APRIL 26,    OCTOBER 25,
                                                                              1996          1997          1997
                                                                          ------------  ------------  ------------
                                                                                                      (UNAUDITED)

                                                      ASSETS
Current assets:
  Cash and cash equivalents.............................................  $    190,414  $     50,369  $     43,300
  Accounts receivable, less allowance for doubtful accounts of $6,211,
    $10,651 and $12,312, respectively...................................       271,106       405,180       502,254
  Inventories...........................................................       159,842       292,559       308,490
  Prepaid expenses and other current assets.............................        59,387       108,005       111,466
                                                                          ------------  ------------  ------------
    Total current assets................................................       680,749       856,113       965,510
Property and equipment, net.............................................       142,627       258,598       287,192
Intangible assets, net..................................................       157,380       651,540       717,691
Other assets............................................................        70,631       122,495       117,838
                                                                          ------------  ------------  ------------
    Total assets........................................................  $  1,051,387  $  1,888,746  $  2,088,231
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------
                                       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt.......................................................  $    158,207  $    157,710  $    294,948
  Accounts payable......................................................       148,274       219,706       235,880
  Accrued compensation..................................................        28,655        45,947        52,917
  Other accrued liabilities.............................................        43,376        94,983       105,938
                                                                          ------------  ------------  ------------
    Total current liabilities...........................................       378,512       518,346       689,683
Long-term debt..........................................................       240,434       400,897       395,594
Deferred income taxes...................................................        10,196         8,693         8,593
Other long-term liabilities and minority interests......................         7,795        10,144         8,977
                                                                          ------------  ------------  ------------
    Total liabilities...................................................       636,937       938,080     1,102,847
                                                                          ------------  ------------  ------------
Commitments and contingencies
Stockholders' equity:
  Preferred stock, $.001 par value, 500,000 shares authorized, none outstanding
  Common stock, $.001 par value 500,000,000 shares authorized,
    87,887,300, 113,050,382 and 116,384,235 shares issued and
    outstanding, respectively...........................................            88           113           116
  Additional paid-in capital............................................       318,729       815,554       877,091
  Cumulative translation adjustment.....................................           846        (5,524)      (77,991)
  Retained earnings.....................................................        94,787       140,523       186,168
                                                                          ------------  ------------  ------------
    Total stockholders' equity..........................................       414,450       950,666       985,384
                                                                          ------------  ------------  ------------
    Total liabilities and stockholders' equity..........................  $  1,051,387  $  1,888,746  $  2,088,231
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                        CONSOLIDATED STATEMENT OF INCOME

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                              FOR THE SIX
                                                    FOR THE FISCAL YEAR ENDED                 MONTHS ENDED
                                             ----------------------------------------  --------------------------
                                              APRIL 30,     APRIL 30,     APRIL 26,    OCTOBER 26,   OCTOBER 25,
                                                 1995          1996          1997          1996          1997
                                             ------------  ------------  ------------  ------------  ------------
                                                                                              (UNAUDITED)
Revenues...................................  $  1,193,055  $  1,858,508  $  3,053,358  $  1,392,545  $  1,855,964
Cost of revenues...........................       860,272     1,360,874     2,179,485       995,939     1,328,268
                                             ------------  ------------  ------------  ------------  ------------
    Gross profit...........................       332,783       497,634       873,873       396,606       527,696
Selling, general and administrative
  expenses.................................       286,259       420,697       712,087       318,007       414,993
Non-recurring acquisition costs............                       8,057        16,245         5,727        10,252
Restructuring costs........................                       3,214         4,395
                                             ------------  ------------  ------------  ------------  ------------
    Operating income.......................        46,524        65,666       141,146        72,872       102,451
Other (income) expense:
  Interest expense.........................         9,516        21,303        47,211        22,397        22,287
  Interest income..........................        (1,375)       (4,839)       (7,990)       (5,890)       (1,315)
  Other....................................          (893)         (603)       (3,640)       (3,274)       (6,885)
                                             ------------  ------------  ------------  ------------  ------------
Income before provision for income taxes
  and extraordinary items..................        39,276        49,805       105,565        59,639        88,364
Provision for income taxes.................         4,277         8,659        37,007        20,552        35,308
                                             ------------  ------------  ------------  ------------  ------------
Income before extraordinary items..........        34,999        41,146        68,558        39,087        53,056
Extraordinary items--losses on early
  termination of credit facilities, net of
  income taxes.............................                         701         1,450           612
                                             ------------  ------------  ------------  ------------  ------------
Net income.................................  $     34,999  $     40,445  $     67,108  $     38,475  $     53,056
                                             ------------  ------------  ------------  ------------  ------------
                                             ------------  ------------  ------------  ------------  ------------
Weighted average common shares
  outstanding..............................                      76,983       100,369        94,662       117,440
                                                           ------------  ------------  ------------  ------------
                                                           ------------  ------------  ------------  ------------
Income per share before extraordinary
  items....................................                $        .53  $        .68  $        .41  $        .45
Extraordinary items........................                                       .01
                                                           ------------  ------------  ------------  ------------
Net income per share.......................                $        .53  $        .67  $        .41  $        .45
                                                           ------------  ------------  ------------  ------------
                                                           ------------  ------------  ------------  ------------
Unaudited pro forma income before
  extraordinary items (see Note 10)........  $     22,588  $     25,650  $     57,850  $     31,276  $     49,580
                                             ------------  ------------  ------------  ------------  ------------
                                             ------------  ------------  ------------  ------------  ------------
Unaudited pro forma income per share before
  extraordinary items......................                $        .33  $        .58  $        .33  $        .42
                                                           ------------  ------------  ------------  ------------
                                                           ------------  ------------  ------------  ------------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                FOR THE THREE FISCAL YEARS ENDED APRIL 26, 1997
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                             COMMON STOCK       ADDITIONAL   CUMULATIVE              TOTAL
                                          -------------------    PAID-IN     TRANSLATION  RETAINED  TREASURY   STOCKHOLDERS'
                                            SHARES     AMOUNT    CAPITAL     ADJUSTMENT   EARNINGS   STOCK        EQUITY
                                          -----------  ------   ----------   ----------   --------  --------   -------------
Balance at April 30, 1994...............   46,824,122   $ 47     $ 30,667     $   (309)   $ 69,380  $(7,562)     $ 92,223
  Transactions of Combined Companies
    upon formation of Company:
    Issuance of common stock............    5,817,000      6           (5)                                              1
    Capital contribution................                            1,500                                           1,500
    Distributions to stockholders.......                                                   (11,300)               (11,300)
    Adjustments to stockholders'
      equity............................                          (12,597)                   5,035    7,562
    Cash dividends......................                                                      (222)                  (222)
  Issuance of common stock, net of
    associated expenses in conjunction
    with:
    Initial public offering.............    5,606,250      6       32,684                                          32,690
    Acquisition.........................    1,312,500      1        8,749                                           8,750
  Transactions of Pooled Companies:
    Exercise of warrants and stock
      options...........................       20,345                 201                                             201
    Capital contributions...............                              187                                             187
    Cash dividends......................                             (113)                 (18,790)               (18,903)
  Adjustment to conform the year-ends of
    Pooled Companies....................                                                     2,235                  2,235
  Cumulative translation adjustments....                                           213                                213
  Net income............................                                                    34,999                 34,999
                                          -----------  ------   ----------   ----------   --------  --------   -------------
Balance at April 30, 1995...............   59,580,217     60       61,273          (96)     81,337                142,574
  Issuances of common stock, net of
    associated expenses in conjunction
    with:
    Public offerings....................   14,352,067     14      174,723                                         174,737
    Acquisitions........................   11,120,163     11       68,607                                          68,618
    Capital contributions...............                              500                                             500
    Exercise of stock options, including
      tax benefits......................       95,025               1,023                                           1,023
  Transactions of Pooled Companies:
    Issuances of common stock for cash
      and repayment of debt.............      872,248      1        8,297                                           8,298
    Capital contributions...............       42,019               1,324                                           1,324
    Exercise of warrants and stock
      options...........................      978,923      1        1,751                                           1,752
    Cash and stock dividends............      846,638      1        1,231                  (35,893)               (34,661)
  Adjustment to conform the year-ends of
    Pooled Companies....................                                                     8,898                  8,898
  Cumulative translation adjustments....                                           942                                942
  Net income............................                                                    40,445                 40,445
                                          -----------  ------   ----------   ----------   --------  --------   -------------
Balance at April 30, 1996...............   87,887,300     88      318,729          846      94,787                414,450

                      (TABLE CONTINUED ON FOLLOWING PAGE)

                          U.S. OFFICE PRODUCTS COMPANY

                FOR THE THREE FISCAL YEARS ENDED APRIL 26, 1997
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                             COMMON STOCK       ADDITIONAL   CUMULATIVE              TOTAL
                                          -------------------    PAID-IN     TRANSLATION  RETAINED  TREASURY   STOCKHOLDERS'
                                            SHARES     AMOUNT    CAPITAL     ADJUSTMENT   EARNINGS   STOCK        EQUITY
                                          -----------  ------   ----------   ----------   --------  --------   -------------
Balance at April 30, 1996...............   87,887,300   $ 88     $318,729     $    846    $ 94,787               $414,450
  Issuances of common stock, net of
    associated expenses in conjunction
    with:
    Public offering.....................   13,023,496     13      275,699                                         275,712
    Direct equity investment............    1,875,000      2       38,111                                          38,113
    Acquisitions........................    8,685,450      9      166,071                                         166,080
    Exercise of stock options, including
      tax benefits......................      197,742               2,843                                           2,843
    Employee stock purchase plan........      229,998               3,145                                           3,145
  Transactions of Pooled Companies:
    Issuances of common stock for
      repayment of debt and payment of
      acquisition expenses..............      409,630               6,859                                           6,859
    Capital contributions...............      160,842               2,807                                           2,807
    Exercise of warrants and stock
      options...........................      478,616      1        1,979                                           1,980
    Retirement of common stock..........      102,308                (443)                     (34)                  (477)
    Cash dividends paid and declared....                             (246)                 (26,354)               (26,600)
  Adjustment to conform the year-ends of
    Pooled Companies....................                                                     5,016                  5,016
  Cumulative translation adjustments....                                        (6,370)                            (6,370)
  Net income............................                                                    67,108                 67,108
                                          -----------  ------   ----------   ----------   --------  --------   -------------
Balance at April 26, 1997...............  113,050,382    113      815,554       (5,524)    140,523                950,666
Unaudited data:
  Issuance of common stock, net of
    associated expenses, in conjunction
    with:
    Acquisitions........................    2,683,815      3       49,546                                          49,549
    Exercise of stock options, including
      tax benefits......................      526,172               6,730                                           6,730
    Employee stock purchase plan........      123,866               1,710                                           1,710
    Repayment of debt...................                              569                                             569
  Transactions of Pooled Companies:
    Capital contributions...............                            2,982                                           2,982
    Cash dividends......................                                                    (6,577)                (6,577)
  Adjustment to conform fiscal year-ends
    of Pooled Companies.................                                                      (834)                  (834)
  Cumulative translation adjustments....                                       (72,467)                           (72,467)
  Net income............................                                                    53,056                 53,056
                                          -----------  ------   ----------   ----------   --------  --------   -------------
Balance at October 25, 1997
  (unaudited)...........................  116,384,235   $116     $877,091     $(77,991)   $186,168  $ --         $985,384
                                          -----------  ------   ----------   ----------   --------  --------   -------------
                                          -----------  ------   ----------   ----------   --------  --------   -------------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                                  FOR THE SIX
                                                             FOR THE FISCAL YEAR ENDED            MONTHS ENDED
                                                         ---------------------------------  ------------------------
                                                          APRIL 30,   APRIL 30,  APRIL 26,  OCTOBER 26,  OCTOBER 25,
                                                            1995        1996       1997        1996         1997
                                                         -----------  ---------  ---------  -----------  -----------
                                                                                                  (UNAUDITED)
Cash flows from operating activities:
  Net income...........................................   $  34,999   $  40,445  $  67,108   $  38,475    $  53,056
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
    Depreciation and amortization expense..............      16,033      23,460     52,175      20,640       35,834
    Non-recurring acquisition costs....................                   8,057     16,245       5,727       10,252
    Extraordinary losses...............................                     701      1,450         612
    Equity in net income of affiliate..................                               (782)                    (728)
    Other..............................................        (187)       (113)    (6,085)        331       (2,387)
    Changes in current assets and liabilities (net of
      assets acquired and liabilities assumed in
      business combinations accounted for under the
      purchase method):
      Accounts receivable..............................     (35,679)    (13,564)   (32,673)    (60,804)     (78,374)
      Inventory........................................      (4,428)      1,630     (5,346)     (4,866)      (4,751)
      Prepaid expenses and other current assets........      (2,369)    (23,679)   (11,563)        349       (4,544)
      Accounts payable.................................      13,790       8,189    (28,708)     (7,586)      13,723
      Accrued liabilities..............................       6,875       5,117      6,287         (52)       1,715
                                                         -----------  ---------  ---------  -----------  -----------
        Net cash provided by (used in) operating
          activities...................................      29,034      50,243     58,108      (7,174)      23,796
                                                         -----------  ---------  ---------  -----------  -----------
Cash flows from investing activities:
  Cash paid in acquisitions, net of cash received......     (18,099)   (130,178)  (354,811)   (273,704)    (120,364)
  Investment in affiliate..............................                            (41,270)
  Payments of non-recurring acquisition costs..........                  (7,283)   (13,588)     (5,727)      (7,878)
  Additions to property and equipment, net of
    disposals..........................................     (15,265)    (32,374)   (56,165)    (18,849)     (19,312)
  Other................................................         320      (4,501)    (2,140)     (8,023)       5,548
                                                         -----------  ---------  ---------  -----------  -----------
        Net cash used in investing activities..........     (33,044)   (174,336)  (467,974)   (306,303)    (142,006)
                                                         -----------  ---------  ---------  -----------  -----------
Cash flows from financing activities:
  Proceeds from issuance of common stock...............      32,891     181,530    320,549      44,371        6,500
  Proceeds from issuance of long-term debt.............      14,758     212,573    231,209     232,480        1,211
  Payments of long-term debt...........................     (12,844)    (27,041)  (222,515)   (156,555)     (10,663)
  Proceeds from (payments of) short-term debt, net.....       5,586     (58,209)   (33,699)     83,149      124,609
  Payments to terminate credit facilities..............                    (579)    (1,235)       (261)
  Payments of dividends at Pooled Companies............     (19,125)    (25,331)   (25,470)    (13,509)      (7,896)
  Capital contributed by stockholders of Pooled
    Companies..........................................          69         564      2,799       2,715
        Net change in cash due to conforming fiscal
          year-ends of certain Pooled Companies........         601      (1,221)    (1,277)        286         (834)
  Payments to stockholders of Combined Companies.......     (11,300)
  Capital contribution by Combined Company
    stockholder........................................       1,500         500
                                                         -----------  ---------  ---------  -----------  -----------
        Net cash provided by financing activities......      12,136     282,786    270,361     192,676      112,927
                                                         -----------  ---------  ---------  -----------  -----------
Effect of exchange rates on cash and cash
  equivalents..........................................        (172)        265       (540)        646       (1,786)
                                                         -----------  ---------  ---------  -----------  -----------
Net increase (decrease) in cash and cash equivalents...       7,954     158,958   (140,045)   (120,155)      (7,069)
Cash and cash equivalents at beginning of period.......      23,502      31,456    190,414     190,414       50,369
                                                         -----------  ---------  ---------  -----------  -----------
Cash and cash equivalents at end of period.............   $  31,456   $ 190,414  $  50,369   $  70,259    $  43,300
                                                         -----------  ---------  ---------  -----------  -----------
                                                         -----------  ---------  ---------  -----------  -----------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                      (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                                                       FOR THE SIX
                                                                FOR THE FISCAL YEAR ENDED              MONTHS ENDED
                                                          -------------------------------------  ------------------------
                                                           APRIL 30,    APRIL 30,    APRIL 26,   OCTOBER 26,  OCTOBER 25,
                                                             1995         1996         1997         1996         1997
                                                          -----------  -----------  -----------  -----------  -----------
                                                                                                       (UNAUDITED)
Supplemental disclosures of cash flow information:
  Interest paid.........................................   $  13,904    $  13,049    $  40,645    $  13,189    $  10,819
  Income taxes paid.....................................   $   8,456    $   9,271    $  30,617    $  12,257    $  32,465

    The Company issued common stock, notes payable and cash in connection with certain business combinations in fiscal years ended April 30, 1995, 1996, 1997 and for the six months ended October 26, 1996 and October 25, 1997. The fair values of the assets and liabilities of the acquired companies at the dates of the acquisitions are presented as follows:

                                                                                               FOR THE SIX
                                                           FOR THE FISCAL YEAR ENDED           MONTHS ENDED
                                                        -------------------------------  ------------------------
                                                        APRIL 30,  APRIL 30,  APRIL 26,  OCTOBER 26,  OCTOBER 25,
                                                          1995       1996       1997        1996         1997
                                                        ---------  ---------  ---------  -----------  -----------
                                                                                                     (UNAUDITED)
Accounts receivable...................................  $  23,462  $  93,741  $ 105,538   $  66,509    $  25,454
Inventories...........................................     20,074     68,861    122,917     107,086       23,595
Prepaid expenses and other current assets.............      1,779      9,740     23,344      12,981        2,871
Property and equipment................................      5,459     57,372     95,615     102,244       41,896
Intangible assets.....................................     21,079    127,870    506,386     398,932      118,342
Other assets..........................................        339     56,529      7,847       3,732        2,232
Short-term debt.......................................    (15,038)  (106,672)   (24,895)     (8,783)      (6,293)
Accounts payable......................................    (15,627)   (48,825)  (103,851)    (73,042)     (14,795)
Accrued liabilities...................................     (4,958)   (21,554)   (55,477)    (99,158)      (6,291)
Long-term debt........................................     (6,283)   (17,950)  (155,237)   (114,649)     (15,031)
Other long-term liabilities and minority interest.....       (437)   (12,175)    (1,296)     (1,942)      (2,067)
                                                        ---------  ---------  ---------  -----------  -----------
    Net assets acquired...............................  $  29,849  $ 206,937  $ 520,891   $ 393,910    $ 169,913
                                                        ---------  ---------  ---------  -----------  -----------
                                                        ---------  ---------  ---------  -----------  -----------

The acquisitions were funded as follows:

Common stock..........................................  $   8,750  $  68,618  $ 166,080   $ 120,206    $  49,549
Debt..................................................      3,000      8,141
Cash..................................................     18,099    130,178    354,811     273,704      120,364
                                                        ---------  ---------  ---------  -----------  -----------
                                                        $  29,849  $ 206,937  $ 520,891   $ 393,910    $ 169,913
                                                        ---------  ---------  ---------  -----------  -----------
                                                        ---------  ---------  ---------  -----------  -----------

Noncash transactions:

- During fiscal 1996 and 1997, the Company issued 291,671 and 384,630 shares of common stock, respectively, to repay $2,470 and $6,359 of indebtedness, respectively.

- During fiscal 1996 and 1997, the Company recorded additional paid-in capital of approximately $426 and $1,250, respectively, related to the tax benefit on stock options exercised.

- During fiscal 1996, one Pooled Company converted $1,385 of debt to common stock.

- During fiscal 1996, one Pooled Company paid a dividend of $9,851 through the issuance of 846,638 shares of common stock.

                          U.S. OFFICE PRODUCTS COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 1--BUSINESS ORGANIZATION

    U.S. Office Products Company ("U.S. Office Products" and the "Company") was founded in October 1994. The Company is a supplier of a broad range of office and educational products and business services to corporate, commercial, educational and industrial customers. The Company operates throughout the United States, as well as New Zealand, Australia and Canada and, through a 49%-owned affiliate, in the United Kingdom.

NOTE 2--FORMATION OF COMPANY

    Concurrent with the closing of its initial public offering in February 1995, the Company acquired four companies (the "Combined Companies") for a combination of its common stock and cash and acquired two companies in business combinations accounted for under the purchase method. Because of the substantial ongoing interest of the stockholders of the Combined Companies in U.S. Office Products, the assets and liabilities of the Combined Companies were combined on an historical cost basis. The capital stock of the Combined Companies is included in additional paid-in capital.

NOTE 3--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

    The accompanying consolidated financial statements and related notes to consolidated financial statements include the accounts of U.S. Office Products, the Combined Companies and the companies acquired in business combinations accounted for under the purchase method (the "Purchased Companies") from their respective acquisition dates and give retroactive effect to the results of the companies acquired in business combinations accounted for under the pooling-of-interests method (the "Pooled Companies") for all periods presented.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFINITION OF FISCAL YEAR

    As used in these consolidated financial statements and related notes to consolidated financial statements, "fiscal 1995, "fiscal 1996", "fiscal 1997", "the first six months of fiscal 1997" and "the first six months of fiscal 1998" refer to the Company's fiscal years ended April 30, 1995 and 1996, April 26, 1997 and its six months ended October 26, 1996 and October 25, 1997, respectively. On August 20, 1996, the Company's Board of Directors approved a change in the Company's fiscal year-end, effective for the 1997 fiscal year, from April 30 to the last Saturday in April.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 3--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of the Company and its majority owned subsidiaries. Investments in less than 50% owned entities are accounted for under the equity method. All significant intercompany transactions and accounts are eliminated in consolidation.

CASH AND CASH EQUIVALENTS

    The Company considers temporary cash investments with original maturities of three months or less from the date of purchase to be cash equivalents.

CONCENTRATION OF CREDIT RISK

    Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable. Receivables arising from sales to customers are not collateralized and, as a result, management continually monitors the financial condition of its customers to reduce the risk of loss.

INVENTORIES

    Inventories are stated at the lower of cost or market with cost determined on a first-in, first-out (FIFO) basis and consist primarily of products held for sale.

PROPERTY AND EQUIPMENT

    Property and equipment is stated at cost. Additions and improvements are capitalized. Maintenance and repairs are expensed as incurred. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the respective assets. The estimated useful lives range from 25 to 40 years for buildings and its components and 3 to 15 years for furniture, fixtures and equipment. Property and equipment leased under capital leases is being amortized over the lesser of its useful life or its lease terms.

INTANGIBLE ASSETS

    Intangible assets consist primarily of goodwill, which represents the excess of cost over the fair value of assets acquired in business combinations accounted for under the purchase method. Substantially all goodwill is amortized on a straight line basis over an estimated useful life of 40 years. Management periodically evaluates the recoverability of goodwill, which would be adjusted for a permanent decline in value, if any, by comparing anticipated undiscounted future cash flows from operations to net book value.

TRANSLATION OF FOREIGN CURRENCIES

    Balance sheet accounts of foreign subsidiaries are translated using the year-end exchange rate, and statement of income accounts are translated using the average exchange rate for the year. Translation adjustments are recorded as a separate component of stockholders' equity.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 3--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
DERIVATIVE FINANCIAL INSTRUMENTS

    The Company's wholly-owned foreign subsidiary has entered into forward foreign currency exchange contracts (the "Exchange Contracts") with counterparties to hedge the exposure of foreign currency fluctuations to the extent permissible by hedge accounting requirements. At April 26, 1997, the Exchange Contracts, in the notional amount of $3,319, hedge certain foreign currency denominated assets. The Exchange Contracts generally have maturity dates of 60 days or less. Discounts or premiums on the Exchange Contracts are amortized over the life of the contracts.

    The Company's wholly-owned foreign subsidiary also entered into interest rate swap agreements (the "Swap Agreements") with counterparties to convert the interest rates associated with certain outstanding debt from variable rates to fixed rates. The notional amount of the Swap Agreements was $43,000 at April 30, 1996. During fiscal 1997, the Swap Agreements were terminated resulting in a loss of $117.

FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of the Company's financial instruments has been determined using the following methods and assumptions:

    - The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable approximate fair value;

    - The fair values of the 5 1/2% Convertible Subordinated Notes due 2001 and the 5 1/2% Convertible Subordinated Notes due 2003 are based on quoted market prices;

    - The carrying amounts of the Company's debt, other than the 5 1/2% Convertible Subordinated Notes due 2001 and the 5 1/2% Convertible Subordinated Notes due 2003, approximate fair value, estimated by discounted cash flow analyses based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

INCOME TAXES

    Income taxes have been computed utilizing the asset and liability approach which requires the recognition of deferred tax assets and liabilities for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Certain companies acquired in pooling-of-interests transactions elected to be taxed as Subchapter S corporations, and accordingly, no federal income taxes were recorded by those companies for periods prior to their acquisition by U.S. Office Products.

TAXES ON UNDISTRIBUTED EARNINGS

    No provision is made for U.S. income taxes on earnings of subsidiary companies which the Company controls but does not include in the consolidated federal income tax return since it is management's practice and intent to permanently reinvest the earnings of these subsidiaries.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 3--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
REVENUE RECOGNITION

    Revenue is recognized upon the delivery of products or upon the completion of services provided to customers as no additional obligations to the customers exist. Returns of the Company's product are considered immaterial. The Company also leases equipment to customers under both short-term and long-term lease agreements. Revenue related to short-term leases is recognized on a monthly basis over the life of the lease. Certain long-term leases qualify as sales-type leases and, accordingly, the present value of the future lease payments are recognized as income upon delivery of the equipment to the customer.

COST OF REVENUES

    Vendor rebates are recognized on an accrual basis in the period earned and are recorded as a reduction to cost of revenues. Delivery and occupancy costs are included in cost of revenues.

NON-RECURRING ACQUISITION COSTS

    Non-recurring acquisition costs represent acquisition costs incurred by the Company in business combinations accounted for under the pooling-of-interests method. These costs include legal and accounting fees, investment banking fees, recognition of transaction related obligations and various other acquisition related costs.

RESTRUCTURING COSTS

    The Company records the costs of consolidating existing Company facilities into acquired operations, including the external costs and liabilities to close redundant Company facilities and severance and relocation costs related to the Company's employees in accordance with EITF Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in Restructuring)."

ACCRUED ACQUISITION COSTS

    The Company accrues the direct external costs incurred in conjunction with the consummation of business combinations and the costs incurred to consolidate acquired operations into existing Company facilities, including the external costs and liabilities to close redundant facilities and severance and relocation costs related to the acquired entity's employees in accordance with EITF Issue No. 95-3, "Recognition of Liabilities in Connection with a Purchase Business Combination."

NET INCOME PER SHARE

    Net income per share for fiscal 1996, fiscal 1997, the first six months of fiscal 1997 and the first six months of fiscal 1998 is calculated by dividing net income by the weighted average number of common shares outstanding during the periods including common stock equivalents, if dilutive. Net income per share for fiscal 1995 has not been presented as it is not considered meaningful due to the acquisitions of the Combined Companies and the Company's initial public offering in conjunction with the formation of the Company during fiscal 1995.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 3--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
NEW ACCOUNTING PRONOUNCEMENTS

    The Company adopted Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The Statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. The adoption of SFAS 121 did not have a material effect on the Company's consolidated operating results or financial position.

    The Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation," during fiscal 1997. Under the provisions of SFAS 123, companies can elect to account for stock-based compensation plans using a fair-value based method or continue measuring compensation expense for those plans using the intrinsic value method prescribed in APB Opinion No. 25. The Company has elected to continue using the intrinsic value method to account for stock-based compensation plans. Pro forma disclosures of net income and net income per share, as if the fair value-based method of accounting defined in SFAS 123 has been applied, are presented in Note 14.

    In February 1997, the Financial Accounting Standards Board issued SFAS No. 128, "Earnings Per Share." This Statement establishes standards for computing and presenting earnings per share ("EPS"). SFAS 128 simplifies the standards for computing EPS and makes the presentation comparable to international EPS standards by replacing the presentation of primary EPS with a presentation of basic EPS. It also requires dual presentation of basic and diluted EPS on the face of the income statement. Basic EPS excludes dilution and is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. This Statement is required to be adopted by the Company during fiscal 1998.

UNAUDITED INTERIM FINANCIAL DATA

    In the opinion of management, the Company has made all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the financial condition of the Company as of October 25, 1997 and the results of operations and of cash flows for the six months ended October 26, 1996 and October 25, 1997, as presented in the accompanying unaudited consolidated financial data.

NOTE 4--BUSINESS COMBINATIONS

POOLING-OF-INTERESTS METHOD

    In the first six months of fiscal 1998, the Company issued 8,607,894 shares of common stock to acquire 19 companies (the "1998 Poolings") in business combinations accounted for under the pooling-of-interests method. Certain of the Pooled Companies previously reported on fiscal years ending other than April 25, 1998.

    In fiscal 1996 and 1997, the Company issued 12,661,278 and 33,163,164 shares of common stock, respectively, to acquire 14 (the "1996 Poolings") and 40 (the "1997 Poolings") companies, respectively, in business combinations accounted for under the pooling-of-interests method. The Company's consolidated financial statements give retroactive effect to the acquisitions of the Pooled Companies for all periods

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 4--BUSINESS COMBINATIONS (CONTINUED) presented. Certain of the Pooled Companies previously reported on fiscal years ending other than April 30, 1996 and April 26, 1997.

    Commencing on May 1, 1995 and 1996 and April 27, 1997, the year-ends of the 1996 Poolings, the 1997 Poolings and the 1998 Poolings were changed to April 30, 1996, April 26, 1997 and April 25, 1998, respectively, resulting in adjustments to retained earnings of $2,235, $8,898, $5,016 and $(834) during fiscal 1995, fiscal 1996, fiscal 1997 and the first six months of fiscal 1998, respectively. Following is a summary of the results related to the adjustments to retained earnings:

                                                                     FOR THE FISCAL YEAR ENDED       FOR THE SIX
                                                                  --------------------------------  MONTHS ENDED
                                                                  APRIL 30,  APRIL 30,   APRIL 26,   OCTOBER 25,
                                                                    1995        1996       1997         1997
                                                                  ---------  ----------  ---------  -------------
                                                                                                     (UNAUDITED)
Revenues........................................................  $  55,126  $  245,737  $  55,639    $  (8,389)
Costs and expenses..............................................     52,891     236,839     50,623       (7,555)
                                                                  ---------  ----------  ---------  -------------
    Net adjustment..............................................  $   2,235  $    8,898  $   5,016    $    (834)
                                                                  ---------  ----------  ---------  -------------
                                                                  ---------  ----------  ---------  -------------

    The following presents the separate results, in each of the periods presented, of U.S. Office Products (excluding the results of Pooled Companies prior to the dates on which they were acquired), and the Pooled Companies up to the dates on which they were acquired:

                                                                          U.S. OFFICE      POOLED
                                                                            PRODUCTS     COMPANIES      COMBINED
                                                                          ------------  ------------  ------------
For the year ended April 30, 1995
  Revenues..............................................................  $    120,479  $  1,072,576  $  1,193,055
  Net income............................................................  $      1,514  $     33,485  $     34,999
For the year ended April 30, 1996
  Revenues..............................................................  $    488,670  $  1,369,838  $  1,858,508
  Net income............................................................  $      7,828  $     32,617  $     40,445
For the year ended April 26, 1997
  Revenues..............................................................  $  2,175,170  $    878,188  $  3,053,358
  Net income............................................................  $     36,246  $     30,862  $     67,108
For the six months ended October 26, 1996 (unaudited):
  Revenues..............................................................  $    858,093  $    534,452  $  1,392,545
  Net income............................................................  $     15,500  $     22,975  $     38,475
For the six months ended October 25, 1997 (unaudited):
  Revenues..............................................................  $  1,762,846  $     93,118  $  1,855,964
  Net income............................................................  $     52,241  $        815  $     53,056

PURCHASE METHOD

    In fiscal 1995, in addition to the acquisitions of the Combined Companies, the Company made six acquisitions accounted for under the purchase method for an aggregate purchase price of $29,849, consisting of $18,099 of cash, $3,000 of notes payable and 1,312,500 shares of common stock with a market value of $8,750. The total assets related to these six acquisitions were $72,192, including goodwill of

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 4--BUSINESS COMBINATIONS (CONTINUED)
$21,079. The results of these acquisitions have been included in the Company's results form their respective dates of acquisition.

    In fiscal 1996, the Company made 34 acquisitions accounted for under the purchase method for an aggregate purchase price of $206,937, consisting of $130,178 of cash, $8,141 of debt and 11,120,163 shares of common stock with a market value of $68,618. The total assets related to these 34 acquisitions were $414,113, including goodwill of $127,870. The results of these acquisitions have been included in the Company's results from their respective dates of acquisition.

    In fiscal 1997, the Company made 77 acquisitions accounted for under the purchase method for an aggregate purchase price of $520,891 consisting of $354,811 of cash, and 8,685,450 shares of common stock with a market value of $166,080. The total assets related to these 77 acquisitions were $861,647, including goodwill of $506,386. The results of these acquisitions have been included in the Company's results from their respective dates of acquisition.

    The following presents the unaudited pro forma results of operations of the Company for the fiscal years ended April 30, 1996 and April 26, 1997 and includes the Company's consolidated financial statements, which give retroactive effect to the acquisitions of the Pooled Companies for all periods presented, and the results of the Purchased Companies as if all such purchase acquisitions had been made at the beginning of fiscal 1996. The results presented below include certain pro forma adjustments to reflect the amortization of intangible assets, adjustments in executive compensation and the inclusion of a federal income tax provision on all earnings:

                                                                    FOR THE FISCAL YEAR ENDED
                                                                    --------------------------
                                                                     APRIL 30,     APRIL 26,
                                                                        1996          1997
                                                                    ------------  ------------
Revenues..........................................................  $  3,270,794  $  3,443,065
Income before extraordinary items.................................        55,455        82,850
Net income........................................................        54,754        81,400
Income per share before extraordinary items.......................           .49           .72
Net income per share..............................................           .48           .71

    The unaudited pro forma results of operations are prepared for comparative purposes only and do not necessarily reflect the results that would have occurred had the acquisitions occurred at the beginning of fiscal 1996 or the results which may occur in the future.

EQUITY INVESTMENT IN AFFILIATE

    In November 1996, the Company acquired a 49% equity interest in Dudley Stationery Limited ("Dudley"), which is being accounted for under the equity method. Under the terms of the agreement, the Company agreed to invest approximately $80 million for working capital into Dudley over a two-year period. The Company has currently invested approximately $41.3 million of the total $80 million in Dudley.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 5--ACCRUED ACQUISITION COSTS

    In conjunction with the acquisitions of the fiscal 1997 Purchased Companies, the Company accrued the direct external costs incurred in conjunction with the consummation of the acquisitions and the costs to consolidate acquired operations into existing Company facilities, including the external costs associated with closing redundant facilities of acquired companies, and severance and relocation costs related to the acquired companies' employees.

    As of the consummation date of the acquisition, the Company begins to assess and formulate a plan to exit activities of the acquired companies. Typically, this involves evaluating the facilities of the Company and the acquired companies in the specific geographic areas, determining which of the acquired facilities will be exited and identifying employee groups that will be terminated or relocated. In most cases, the facilities are closed and the employees terminated within one year of the completion of the plan.

    The following table sets forth the Company's accrued acquisition costs for the periods ended April 30, 1996, April 26, 1997 and October 25, 1997:

                                                                                 EMPLOYEE     DISPOSAL OF
                                                                   REDUNDANT    SEVERANCE &    ASSETS &
                                                                  FACILITIES    RELOCATION       OTHER       TOTAL
                                                                  -----------  -------------  -----------  ---------
Balance at April 30, 1996.......................................   $  --         $  --         $  --       $  --
  Additions.....................................................       1,593         2,484         6,712      10,789
                                                                  -----------       ------    -----------  ---------
Balance at April 26, 1997.......................................       1,593         2,484         6,712      10,789
  Additions.....................................................       1,442         3,244         4,686
  Utilizations..................................................        (198)          (96)       (4,637)     (4,931)
                                                                  -----------       ------    -----------  ---------
Balance at October 25, 1997 (unaudited).........................   $   1,395     $   3,830     $   5,319   $  10,544
                                                                  -----------       ------    -----------  ---------
                                                                  -----------       ------    -----------  ---------

NOTE 6--RESTRUCTURING COSTS

    The Company records the costs of consolidating existing Company facilities into acquired operations, including the external costs and liabilities to close redundant Company facilities and severance and relocation costs related to the Company's employees. The following table sets forth the Company's accrued restructuring costs for the periods ended April 30, 1996, April 26, 1997 and October 25, 1997:

                                                                  FACILITY         SEVERANCE     OTHER ASSET
                                                                 CLOSURE AND          AND        WRITE-DOWNS
                                                                CONSOLIDATION    TERMINATIONS     AND COSTS     TOTAL
                                                               ---------------  ---------------  -----------  ---------
Balance at April 30 1995
    Additions................................................     $     641        $     469      $   2,104   $   3,214
    Utilizations.............................................                                          (682)       (682)
                                                                      -----            -----     -----------  ---------
Balance at April 30, 1996....................................           641              469          1,422       2,532
    Additions................................................         1,337              308          2,750       4,395
    Utilizations.............................................          (943)            (698)        (3,615)     (5,256)
                                                                      -----            -----     -----------  ---------
Balance at April 26, 1997....................................         1,035               79            557       1,671
    Utilizations.............................................          (725)             (79)          (376)     (1,180)
                                                                      -----            -----     -----------  ---------
Balance at October 25, 1997 (unaudited)......................     $     310        $       0      $     181   $     491
                                                                      -----            -----     -----------  ---------
                                                                      -----            -----     -----------  ---------

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 7--PROPERTY AND EQUIPMENT

    Property and equipment consists of the following:

                                                                                            APRIL 30,   APRIL 26,
                                                                                               1996        1997
                                                                                            ----------  ----------
Land......................................................................................  $    8,098  $   34,150
Buildings.................................................................................      52,145      71,912
Furniture and fixtures....................................................................     100,349     217,353
Warehouse equipment.......................................................................      45,487      49,672
Equipment under capital leases............................................................       7,627      11,141
Leasehold improvements....................................................................      14,205      27,452
                                                                                            ----------  ----------
                                                                                               227,911     411,680
Less: Accumulated depreciation............................................................     (85,284)   (153,082)
                                                                                            ----------  ----------
Net property and equipment................................................................  $  142,627  $  258,598
                                                                                            ----------  ----------
                                                                                            ----------  ----------

Depreciation expense for fiscal years 1995, 1996 and 1997 was $13,141, $17,292 and $34,275, respectively.

NOTE 8--INTANGIBLE ASSETS

    Intangible assets consist of the following:

                                                                             APRIL 30,    APRIL 26,   OCTOBER 25,
                                                                                1996        1997         1997
                                                                             ----------  -----------  -----------
                                                                                                      (UNAUDITED)
Goodwill...................................................................  $  151,724   $ 660,272    $ 731,207
Other......................................................................      16,361      15,527       19,729
                                                                             ----------  -----------  -----------
                                                                                168,085     675,799      750,936
Less: Accumulated amortization.............................................     (10,705)    (24,259)     (33,245)
                                                                             ----------  -----------  -----------
    Net intangible assets..................................................  $  157,380   $ 651,540    $ 717,691
                                                                             ----------  -----------  -----------
                                                                             ----------  -----------  -----------

Amortization expense for fiscal years 1995, 1996, 1997 was $1,920, $5,764 and $14,884, respectively, and $9,909 for the six months ended October 25, 1997.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 9--CREDIT FACILITIES

SHORT-TERM DEBT

    Short-term debt consists of the following:

                                                                                            APRIL 30,   APRIL 26,
                                                                                               1996        1997
                                                                                            ----------  ----------
Credit facilities with banks, average interest rates of 7.8% at April 30, 1996 and 7.6% at
  April 26, 1997..........................................................................  $   30,560  $  144,061
Annual renewal loans provided by banks and other financial institutions of foreign subsidiary secured by lease receivables of foreign subsidiary. Interest rates ranging
  from 7.8% to 10.2% at April 30, 1996....................................................      89,456
Bank lines of credit of foreign subsidiary operations secured by assets of those
  operations. Interest rates ranging from 9.2% to 9.8% at April 30, 1996..................      12,731
Other.....................................................................................       7,447       3,257
Current maturities of long-term debt......................................................      18,013      10,392
                                                                                            ----------  ----------
      Total short-term debt...............................................................  $  158,207  $  157,710
                                                                                            ----------  ----------
                                                                                            ----------  ----------

    The Company currently has an agreement under which a syndicate of financial institutions, led by Bankers Trust Company, as Agent (the "Bank"), is providing the Company with a $500 million credit facility (the "Credit Facility") bearing interest, at the Company's option, at the Bank's base rate plus an applicable margin of up to 1.25%, or a eurodollar rate plus an applicable margin of up to 2.5%. The availability under the Credit Facility is subject to certain sublimits including $100 million for working capital loans and $400 million for acquisition loans. The Credit Facility is secured by a majority of the assets of the Company and its subsidiaries and contains customary covenants, including financial covenants with respect to the Company's consolidated leverage and interest coverage ratios, capital expenditures, payment of dividends and purchases and sales of assets, and customary default provisions, including provisions related to non-payment of principal and interest, default under other debt agreements and bankruptcy. The Company was in compliance with or obtained waivers relating to these covenants at April 26, 1997. At April 26, 1997, the balance outstanding under the Credit Facility was $140,090 and included five eurodollar contracts, expiring within 30 days, totaling $105,000 at an average interest rate of 7.2%.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 9--CREDIT FACILITIES (CONTINUED)
LONG-TERM DEBT

    Long-term debt consists of the following:

                                                                                            APRIL 30,   APRIL 26,
                                                                                               1996        1997
                                                                                            ----------  ----------
Convertible Subordinated Notes due 2003, interest at 5 1/2%, convertible into shares of common stock at any time prior to maturity at a conversion price of $31.60 per share,
  subject to adjustment in certain events.................................................              $  230,000
Convertible Subordinated Notes due 2001, interest at 5 1/2%, convertible into shares of common stock at any time prior to maturity at a conversion price of $19.00 per share,
  subject to adjustment in certain events.................................................  $  143,750     143,750
Notes payable, secured by certain assets of the Company, interest rates ranging from 8.0%
  to 10.0%, maturities from October 1996 through 2003.....................................      45,078      10,874
Other.....................................................................................      57,586      18,727
Capital lease obligations.................................................................      12,033       7,938
                                                                                            ----------  ----------
                                                                                               258,447     411,289
Less: Current maturities of long-term debt................................................     (18,013)    (10,392)
                                                                                            ----------  ----------
      Total long-term debt................................................................  $  240,434  $  400,897
                                                                                            ----------  ----------
                                                                                            ----------  ----------

    The 5 1/2% Convertible Subordinated Notes due 2003 (the "2003 Notes") are redeemable, in whole or in part, at the Company's option at specified redemption prices on or after May 22, 1998, but may not be redeemed prior to May 15, 1999 unless the closing price of the common stock is at least 150% of the conversion price for a period of time prior to the notice of redemption. Costs incurred in connection with the issuance of the 2003 Notes are included in other assets and are being amortized over the seven year period of maturity. The fair value of the 2003 Notes at April 26, 1997, based upon quoted market prices, totaled $184,000.

    The 5 1/2% Convertible Subordinated Notes due 2001 (the "2001 Notes") are redeemable, in whole or in part, at the Company's option at specified redemption prices on or after February 3, 1998, but may not be redeemed prior to February 2, 1999 unless the closing price of the common stock is at least 150% of the conversion price for a period of time prior to the notice of redemption. Costs incurred in connection with the issuance of the 2001 Notes are included in other assets and are being amortized over the five year period of maturity. The fair value of the 2001 Notes at April 26, 1997, based upon quoted market prices, totaled $147,344.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 9--CREDIT FACILITIES (CONTINUED)
MATURITIES OF LONG-TERM DEBT

    Maturities on long-term debt, including capital lease obligations, are as follows:

1998..............................................................  $  10,392
1999..............................................................     12,133
2000..............................................................      3,960
2001..............................................................    145,942
2002..............................................................      1,965
Thereafter........................................................    236,897
                                                                    ---------
      Total maturities of long-term debt..........................  $ 411,289
                                                                    ---------
                                                                    ---------

NOTE 10--INCOME TAXES

    Domestic and foreign income before provision for income taxes and extraordinary items consist of the following:

                                                                 FOR THE FISCAL YEAR ENDED
                                                              --------------------------------
                                                              APRIL 30,  APRIL 30,  APRIL 26,
                                                                1995       1996        1997
                                                              ---------  ---------  ----------
Domestic....................................................  $  36,774  $  45,245  $   77,300
Foreign.....................................................      2,502      4,560      28,265
                                                              ---------  ---------  ----------
      Total.................................................  $  39,276  $  49,805  $  105,565
                                                              ---------  ---------  ----------
                                                              ---------  ---------  ----------

    The provision for income taxes consists of:

                                                                     FOR THE FISCAL YEAR ENDED
                                                                -----------------------------------
                                                                 APRIL 30,    APRIL 30,   APRIL 26,
                                                                   1995         1996        1997
                                                                -----------  -----------  ---------
Income taxes currently payable:
    Federal...................................................   $   2,928    $   7,305   $  24,591
    State.....................................................         704          608       3,797
    Foreign...................................................         832          859      11,784
                                                                -----------  -----------  ---------
                                                                     4,464        8,772      40,172
                                                                -----------  -----------  ---------
Deferred income tax expense (benefit).........................        (187)        (113)     (3,165)
                                                                -----------  -----------  ---------
    Total provision for income taxes..........................   $   4,277    $   8,659   $  37,007
                                                                -----------  -----------  ---------
                                                                -----------  -----------  ---------

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 10--INCOME TAXES (CONTINUED)
    Deferred taxes are comprised of the following:

                                                                                               APRIL 30,   APRIL 26,
                                                                                                 1996        1997
                                                                                               ---------  -----------
Current deferred tax assets:
    Inventory................................................................................  $   1,330   $   1,363
    Allowance for doubtful accounts..........................................................      1,556       2,645
    Net operating loss carryforward..........................................................      3,192       3,192
    Accrued liabilities......................................................................      3,289       3,560
                                                                                               ---------  -----------
      Total current deferred tax assets......................................................      9,367      10,760
                                                                                               ---------  -----------
Long-term deferred tax liabilities:
    Property and equipment...................................................................     (5,142)     (4,577)
    Intangible assets........................................................................       (441)       (670)
    Internal Revenue Service tax assessment..................................................     (3,383)     (3,383)
    Other....................................................................................     (1,230)        (63)
                                                                                               ---------  -----------
      Total long-term deferred tax liabilities...............................................    (10,196)     (8,693)
                                                                                               ---------  -----------
      Subtotal...............................................................................       (829)      2,067
      Valuation allowance....................................................................     (5,468)
                                                                                               ---------  -----------
      Net deferred tax asset (liability).....................................................  $  (6,297)  $   2,067
                                                                                               ---------  -----------
                                                                                               ---------  -----------

    At April 30, 1996, a valuation allowance had been recorded, related to deferred tax assets of a Pooled Company, including net operating loss carryforwards. Based upon the improved profitability of this Pooled Company during fiscal 1997, the valuation allowance was reversed resulting in a lower provision for income taxes.

    The Internal Revenue Service ("IRS") tax assessment relates to the deferral of a gain on the sale of land and a building by a subsidiary of the Company. The IRS has determined that a portion of the gain recorded by the subsidiary does not qualify for deferral and has assessed the Company additional taxes. The subsidiary has recorded a deferred tax liability, including interest, as a result of the assessment. The Company has filed an appeal with the IRS relating to the above assessment; however, the IRS has not yet responded to the appeal.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 10--INCOME TAXES (CONTINUED)
    The Company's effective income tax rate varied from the U.S. federal statutory tax rate as follows:

                                                                                           FOR THE FISCAL YEAR ENDED
                                                                                     -------------------------------------
                                                                                      APRIL 30,    APRIL 30,    APRIL 26,
                                                                                        1995         1996         1997
                                                                                     -----------  -----------  -----------
U.S. federal statutory rate........................................................        35.0%        35.0%        35.0%
State income taxes, net of federal income tax benefit..............................         4.1          5.9          2.9
Subchapter S corporation income not subject to corporate level taxation............       (31.6)       (31.1)       (10.1)
Foreign earnings not subject to U.S. taxes.........................................                      (.5)         1.8
Minority interest in foreign taxes.................................................                      2.2
Nondeductible goodwill.............................................................         1.3          2.3          2.8
Nondeductible acquisition costs....................................................                      1.1          4.8
Reversal of valuation allowance....................................................                                  (5.3)
Other..............................................................................         2.1          2.5          3.2
                                                                                          -----        -----        -----
Effective income tax rate..........................................................        10.9%        17.4%        35.1%
                                                                                          -----        -----        -----
                                                                                          -----        -----        -----

    One Combined Company and certain Pooled Companies were organized as subchapter S corporations prior to the closing of their acquisitions by the Company and, as a result, the federal tax on their income was the responsibility of their individual stockholders. Accordingly, the Combined Company and the specific Pooled Companies provided no federal income tax expense prior to these acquisitions by the Company.

    The following unaudited pro forma income tax information is presented in accordance with SFAS 109 as if the Combined Company and the specific Pooled Companies had been subject to federal income taxes for the entire periods presented.

                                                                                                FOR THE SIX
                                                            FOR THE FISCAL YEAR ENDED           MONTHS ENDED
                                                         -------------------------------  ------------------------
                                                         APRIL 30,  APRIL 30,  APRIL 26,  OCTOBER 26,  OCTOBER 25,
                                                           1995       1996       1997        1996         1997
                                                         ---------  ---------  ---------  -----------  -----------
                                                                                                (UNAUDITED)
Income before extraordinary items per consolidated
  statement of income..................................  $  34,999  $  41,146  $  68,558   $  39,087    $  53,056
Pro forma income tax provision adjustment..............     12,411     15,496     10,708       7,811        3,476
                                                         ---------  ---------  ---------  -----------  -----------
Pro forma income before extraordinary items............  $  22,588  $  25,650  $  57,850   $  31,276    $  49,580
                                                         ---------  ---------  ---------  -----------  -----------
                                                         ---------  ---------  ---------  -----------  -----------

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 11--LEASE COMMITMENTS

    The Company leases various types of retail, warehouse and office facilities and equipment, furniture and fixtures under noncancelable lease agreements which expire at various dates. Future minimum lease payments under noncancelable capital and operating leases are as follows:

                                                                                             CAPITAL    OPERATING
                                                                                              LEASES      LEASES
                                                                                            ----------  ----------
1998......................................................................................  $    2,429  $   57,155
1999......................................................................................       2,256      47,791
2000......................................................................................       1,349      38,036
2001......................................................................................         861      26,822
2002......................................................................................         531      19,836
Thereafter................................................................................       3,433      58,961
                                                                                            ----------  ----------
Total minimum lease payments..............................................................      10,859  $  248,601
                                                                                            ----------  ----------
                                                                                            ----------  ----------
Less: Amounts representing interest.......................................................      (2,921)
                                                                                            ----------
                                                                                            ----------
Present value of net minimum lease payments...............................................  $    7,938
                                                                                            ----------
                                                                                            ----------

Rent expense for all operating leases for fiscal 1995, 1996 and 1997 was $21,997, $33,050 and $54,577, respectively.

NOTE 12--COMMITMENTS AND CONTINGENCIES

LITIGATION

    The Company is, from time to time, a party to litigation arising in the normal course of its business. Management believes that none of this litigation will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

POSTEMPLOYMENT BENEFITS

    The Company has entered into employment agreements with several employees that would result in payments to these employees upon a change of control or certain other events. No amounts have been accrued at April 30, 1996 or April 26, 1997 related to these agreements.

NOTE 13--EMPLOYEE BENEFIT PLANS

    Effective September 1, 1996, the Company implemented the U.S. Office Products 401(k) Retirement Plan (the "401(k) Plan") which allows employee contributions in accordance with Section 401(k) of the Internal Revenue Code. The Company matches a portion of employee contributions and all full-time employees are eligible to participate in the 401(k) Plan after one year of service. In fiscal 1997, the Company's matching contribution expense was $1,195.

    Certain subsidiaries of the Company have, or had prior to implementation of the 401(k) Plan, qualified defined contribution benefit plans, which allow for voluntary pre-tax contributions by the employees. The subsidiaries paid all general and administrative expenses of the plans and in some cases made matching contributions on behalf of the employees. For fiscal 1995, 1996 and 1997, the subsidiaries incurred expenses totaling $3,089, $3,292 and $2,524, respectively, related to these plans.

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 14--STOCKHOLDERS' EQUITY

COMMON STOCK

    In November 1994, the Board of Directors of the Company approved a one thousand-for-one split of the Company's common stock and changed the par value of common stock from $1 per share to $.001 per share. The consolidated financial statements have been adjusted to reflect the stock split. In February 1996, the Company's stockholders approved the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 100,000,000 shares. In August 1996, the Company's stockholders approved the amendment to the Company's Restated Certified of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000. In October 1997, the Board of Directors of the Company approved a three for two split of the Company's common stock. The financial statements give retroactive effect for the split for all periods presented.

STOCK COMPENSATION PLANS

    In October 1994, the Board of Directors and the Company's stockholders approved the Company's 1994 Long-Term Compensation Plan (the "Plan"). The purpose of the Plan is to provide officers, key employees and consultants with additional incentives by increasing their ownership interests in the Company. The maximum number of options to purchase common stock granted in any calendar or fiscal year under the Plan, as amended, is equal to 20% of the aggregate number of shares of the Company's common stock outstanding at the time an award is granted, less, in each case, the number of shares subject to previously outstanding awards under the Plan.

    In August 1996, the Board of Directors and the Company's stockholders approved the Company's 1996 Non-Employee Directors' Stock Plan (the "Directors' Plan"). The purpose of the Directors' Plan is to promote ownership by non-employee directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interest of stockholders of the Company. A total of 750,000 shares of common stock have been reserved for issuance under the Directors' Plan. At April 26, 1997, options to acquire 162,000 shares of common stock have been granted under the Directors' Plan.

    The Company applies APB 25 in accounting for its stock option plans. Accordingly, because the exercise prices of the options have equaled the market price on the date of grant, no compensation expense has been recognized for stock options granted. Had compensation cost for the Company's stock options been recognized based upon the fair value of the stock options on the grant date under the methodology prescribed by SFAS 123, the Company's net income and net income per share would have been impacted as indicated in the following table. The pro forma results shown below reflect only the impact of options granted in fiscal 1996 and 1997.

                                                                                              APRIL 30,  APRIL 26,
                                                                                                1996       1997
                                                                                              ---------  ---------
Net income:
    As reported.............................................................................  $  40,445  $  67,108
    Pro forma...............................................................................     38,286     54,470
Net income per share:
    As reported.............................................................................  $     .53  $     .67
    Pro forma...............................................................................        .50        .54

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 14--STOCKHOLDERS' EQUITY (CONTINUED)
    The fair value of options granted (which is amortized to expense over the option vesting period in determining the pro forma impact) is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                                                                 1996       1997
                                                                                               ---------  ---------
Expected life of option......................................................................    7 years    7 years
Risk free interest rate......................................................................       6.58%      6.66%
Expected volatility of USOP stock............................................................       58.5%      44.0%

The weighted-average fair value of options granted was $8.29 and $11.37 for fiscal 1996 and 1997, respectively.

    A summary of option transactions follows:

                                                                           WEIGHTED-                    WEIGHTED-
                                                                            AVERAGE       OPTIONS        AVERAGE
                                                            OPTIONS     EXERCISE PRICE   EXERCISABLE EXERCISE PRICE
                                                          ------------  ---------------  ----------  ---------------
Balance at April 30, 1994...............................       125,498     $     .45        125,498     $     .45
    Granted.............................................       944,250          5.95
    Canceled............................................       (10,500)         6.67
                                                          ------------
Balance at April 30, 1995...............................     1,059,248          5.29        177,998          1.89
    Granted.............................................     4,146,887          6.25
    Exercised...........................................       (95,025)         6.25
    Canceled............................................       (24,300)         8.47
                                                          ------------
Balance at April 30, 1996...............................     5,086,810         11.18        324,798          3.77
    Granted.............................................     6,729,165         20.41
    Exercised...........................................      (197,744)         8.39
    Canceled............................................       (73,445)        12.65
                                                          ------------
Balance at April 26, 1997...............................    11,544,786         16.60      1,598,228         10.10
                                                          ------------
                                                          ------------

    The following table summarizes information about stock options outstanding at April 26, 1997:

                                                                    WEIGHTED-
                                                                     AVERAGE     WEIGHTED-                WEIGHTED-
                                                                    REMAINING     AVERAGE                  AVERAGE
                                                                   CONTRACTUAL   EXERCISE     OPTIONS     EXERCISE
RANGE OF EXERCISE PRICES                               OPTIONS        LIFE         PRICE     EXERCISABLE    PRICE
---------------------------------------------------  ------------  -----------  -----------  ----------  -----------
$0.45 to $6.66.....................................       884,497   7.1 years    $    5.09      476,630   $     .45
$6.67 to $13.33....................................     2,660,399   8.6 years         9.42      702,303        9.70
$13.34 to $20.00...................................     4,234,986   9.3 years        17.55      313,866       16.25
$20.01 to $26.66...................................     3,737,004   9.3 years        23.27      105,429       20.65
$26.67 to $29.92...................................        27,900   9.1 years        28.13
                                                     ------------  -----------  -----------  ----------  -----------
$0.45 to $29.92....................................    11,544,786   9.0 years        16.60    1,598,228       10.10
                                                     ------------  -----------  -----------  ----------  -----------
                                                     ------------  -----------  -----------  ----------  -----------

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 14--STOCKHOLDERS' EQUITY (CONTINUED)
    The options outstanding information includes 125,498, 58,802, and 343,488 options to acquire common stock at exercise prices of $.45, $10.59 and $10.70, respectively, which were granted at certain Pooled Companies prior to their respective acquisitions by the Company.

    Non-qualified options are generally exercisable beginning one year from the date of grant in cumulative yearly amounts of 25% of the shares under option and generally expire ten years from the date of grant.

NOTE 15--SEGMENT REPORTING

INDUSTRY SEGMENT

    The Company currently operates in two reportable industry segments: office products and print management. The office products industry segment involves the sales and distribution of office and related supplies and equipment, catalog, contract and remanufactured furniture, office coffee and beverage products and services and various types of business machines. The print management industry segment involves the manufacturing, distribution, management and printing of business forms, envelopes and promotional products. The other industry segments that the Company operates in include technology solutions, education products and corporate travel services. The following table sets forth information as to the Company's operations in its different industry segments:

                                                                OFFICE        PRINT
                                                               PRODUCTS     MANAGEMENT     OTHER        TOTAL
                                                             ------------  ------------  ----------  ------------
Fiscal 1995:
    Revenues...............................................  $    702,480   $  139,732   $  350,843  $  1,193,055
    Operating income.......................................        21,655        5,571       19,298        46,524
    Identifiable assets....................................       242,096       51,906      121,003       415,005
    Depreciation and amortization..........................         5,782        4,478        5,773        16,033
    Capital expenditures...................................         7,021        2,956        6,061        16,038
Fiscal 1996:
    Revenues...............................................  $  1,094,375      317,033      447,100     1,858,508
    Operating income.......................................        34,363       12,388       18,915        65,666
    Identifiable assets....................................       538,254      120,971      392,162     1,051,387
    Depreciation and amortization..........................        11,603        5,089        6,768        23,460
    Capital expenditures...................................        20,541        7,698        4,834        33,073
Fiscal 1997:
    Revenues...............................................  $  2,102,636      368,378      582,344     3,053,358
    Operating income.......................................        93,308       20,301       27,537       141,146
    Identifiable assets....................................     1,292,797      184,301      411,648     1,888,746
    Depreciation and amortization..........................        32,768        8,758       10,649        52,175
    Capital expenditures...................................        31,511       16,600       17,618        65,729

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 15--SEGMENT REPORTING (CONTINUED)
GEOGRAPHIC SEGMENTS

    The following table sets forth information as to the Company's operations in its different geographic segments:

                                                                           NEW ZEALAND
                                                                UNITED         AND
                                                                STATES      AUSTRALIA      CANADA       TOTAL
                                                             ------------  ------------  ----------  ------------
Fiscal 1995:
    Revenues...............................................  $  1,157,360   $   28,574   $    7,121  $  1,193,055
    Operating income.......................................        44,194        1,429          901        46,524
    Identifiable assets at year-end........................       405,425        5,512        4,068       415,005
Fiscal 1996:
    Revenues...............................................  $  1,661,249   $   77,141   $  120,118  $  1,858,508
    Operating income.......................................        56,755        3,533        5,378        65,666
    Identifiable assets at year-end........................       808,539      188,134       54,714     1,051,387
Fiscal 1997:
    Revenues...............................................  $  2,223,499   $  700,793   $  129,066  $  3,053,358
    Operating income.......................................       102,517       28,708        9,921       141,146
    Identifiable assets at year-end........................     1,077,218      753,254       58,274     1,888,746

NOTE 16--QUARTERLY FINANCIAL DATA (UNAUDITED)

    The following presents certain unaudited quarterly financial data. The amounts differ from the amounts previously reported during fiscal 1996 and 1997 on the Company's Quarterly Reports on Form 10-Q as a result of the restatement of the financial statements to give retroactive effect to the results of the companies acquired during fiscal 1996 and 1997 in business combinations accounted for under the pooling-of-interests method.

                                                                         FISCAL 1996 QUARTERS
                                                     ------------------------------------------------------------
                                                       FIRST       SECOND      THIRD       FOURTH       TOTAL
                                                     ----------  ----------  ----------  ----------  ------------
Revenues...........................................  $  372,893  $  448,693  $  502,890  $  534,032  $  1,858,508
Gross profit.......................................      98,645     119,039     133,438     146,512       497,634
Operating income...................................       8,870      18,133      25,378      13,285        65,666
Net income.........................................       6,763      11,549      15,716       6,417        40,445
Net income per share...............................        0.10        0.15        0.20        0.07          0.53
Pro forma income before extraordinary item (see
  Note 10).........................................       3,889       7,716       9,613       4,432        25,650
Pro forma income per share before extraordinary
  item.............................................        0.06        0.10        0.11        0.08          0.33

                          U.S. OFFICE PRODUCTS COMPANY

                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

NOTE 17--SUBSEQUENT EVENTS (UNAUDITED)

    Subsequent to April 26, 1997 and through December 8, 1997, the Company has completed 32 business combinations for an aggregate purchase price of $501.2 million, consisting of approximately $119.4 million of cash and 18.2 million shares of the Company's common stock with an aggregate market value on the dates of acquisition of approximately $381.8 million. This includes the acquisition of Mail Boxes Etc., the world's largest franchisor of business, communication and postal service centers with more than 3,500 centers operating worldwide, which was completed on November 20, 1997. The Company issued approximately 15.4 million shares of its common stock in exchange for all of the outstanding shares of Mail Boxes Etc. representing an exchange ratio of 1.349 shares of U.S. Office Products common stock for each share of Mail Boxes Etc. common stock. The acquisition of Mail Boxes Etc. will be accounted for under the pooling-of-interests method of accounting; however, because the acquisition was completed after October 25, 1997, these consolidated financial statements and the notes hereto have not been adjusted to give retroactive effect to this acquisition.

    The following presents the unaudited pro forma results of operations of the Company for fiscal 1997 as if the acquisition described above had been consummated as of the beginning of fiscal 1997. The results presented below include certain pro forma adjustments to reflect the amortization of intangible assets, adjustments in executive compensation and the inclusion of a federal income tax provision on all earnings:

                                                                                                    FISCAL YEAR
                                                                                                       ENDED
                                                                                                   APRIL 26, 1997
                                                                                                  ----------------
Revenues........................................................................................    $  3,510,901
Income before extraordinary items...............................................................          92,942
Income per share before extraordinary items.....................................................             .72

    The unaudited pro forma results of operations are prepared for comparative purposes only and do not necessarily reflect the results that would have occurred had the acquisitions occurred at the beginning of fiscal 1997 or the results which may occur in the future.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Stockholders of U.S. Office Products Company

    In our opinion, based upon our audits and the reports of other auditors, the accompanying supplemental consolidated balance sheet and the related supplemental consolidated statements of income, of stockholders' equity and of cash flows present fairly, in all material respects, the financial position of U.S. Office Products Company and its subsidiaries at April 26, 1997 and April 30, 1996 and the results of their operations and their cash flows for each of the three fiscal years in the period ended April 26, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the financial statements of certain wholly-owned subsidiaries, which statements reflect total assets of $85.7 million and $75.8 million at April 26, 1997 and April 30, 1996, respectively, total revenues of $67.8 million, $676.0 million and $373.5 million included in the Company's fiscal years ended April 26, 1997, April 30, 1996 and 1995, respectively. Those statements were audited by other auditors whose reports thereon have been furnished to us, and our opinion expressed herein, insofar as it relates to the amounts included for those wholly- owned subsidiaries, is based solely on the reports of the other auditors. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for the opinion expressed above.

    As described in Note 1, on November 20, 1997, U.S. Office Products Company merged with Mail Boxes Etc. in a transaction accounted for as a pooling of interests. The accompanying supplemental consolidated financial statements give retroactive effect to the merger of U.S. Office Products Company with Mail Boxes Etc.

                                          PRICE WATERHOUSE LLP

Minneapolis, Minnesota
June 6, 1997, except as to the first paragraph of Note 5, which is as of October 25, 1997, the first paragraph of Note 15, which is as of November 6, 1997 and Note 1, which is as of November 20, 1997

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
  Mail Boxes Etc.

    We have audited the accompanying consolidated balance sheets of Mail Boxes Etc. as of April 30, 1997 and 1996, and the related consolidated statements of income, shareholders' equity and cash flows for each of the three years in the period ended April 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Mail Boxes Etc. at April 30, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended April 30, 1997, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

San Diego, California
June 6, 1997

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
  School Specialty, Inc.

    We have audited the balance sheets of School Specialty, Inc. (formerly known as EDA Corporation) (the Company) as of December 31, 1995 and 1994, and the related statements of operations, changes in shareholders' deficit and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                          ERNST & YOUNG LLP

Milwaukee, Wisconsin
February 2, 1996

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
  The Re-Print Corporation
  Birmingham, Alabama

    We have audited the accompanying balance sheets of the Re-Print Corporation as of December 31, 1995 and 1994, and the related statements of income, stockholders' equity, and cash flows for three years ended December 31, 1995, 1994, and 1993 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Re-Print Corporation at December 31, 1995 and 1994, and the results of its operations and its cash flows for three years ended December 31, 1995, 1994, and 1993 in conformity with generally accepted accounting principles.

                                          BDO SEIDMAN, LLP

Atlanta, Georgia
February 8, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
  SFI Corp.

    We have audited the accompanying balance sheet of SFI Corp. as of December 31, 1995 and the related statements of income, stockholders' equity, and cash flows for the year then ended, which are not included herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SFI Corp. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
  Hano Document Printers, Inc.

    We have audited the accompanying balance sheet of Hano Document Printers, Inc. as of December 31, 1995 and the related statements of income, stockholders' equity, and cash flows for the year then ended, which are not included herein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hano Document Printers, Inc. as of December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
  SFI Corp. and Hano Document Printers, Inc.

    We have audited the combined balance sheet of SFI Corp. and Hano Document Printers, Inc. (collectively referred to as the "Companies") as of December 31, 1994, and the related statements of income, stockholders' equity, and cash flows for each of the years in the two-year period ended December 31, 1994, which are not included herein. These combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of SFI Corp. and Hanco Document Printers, Inc., as of December 31, 1994 and the results of their operations and cash flows for each of the years in the two-year period ended December 31, 1994, in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Norfolk, Virginia
August 28, 1996

                         REPORT OF INDEPENDENT AUDITORS

Bay State Computer Group, Inc.

    We have audited the accompanying balance sheets of Bay State Computer Group, Inc. as of March 31, 1996 and 1995, and the related statements of earnings and retained earnings, and cash flows for the three years ended March 31, 1996, 1995 and 1994 (none of which are presented herein separately). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bay State Computer Group, Inc. as of March 31, 1996 and 1995, and the results of its operations and its cash flows for the three years ended March 31, 1996, 1995, and 1994 in conformity with generally accepted accounting principles.

                                          PARENT, MCLAUGHLIN AND NANGLE

Boston, Massachusetts
May 23, 1996, except for Note N
  as to which the date is October 14, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
  Data Business Forms Limited

    We have audited the balance sheet of Data Business Forms Limited ("DBF") as of December 31, 1995 and the statements of income and retained earnings and changes in financial position for the period from amalgamation to December 31, 1995. These financial statements are the responsibility of DBF's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

    In our opinion, these financial statements present fairly, in all material respects, the financial position of DBF as at December 31, 1995 and the results of its operations and the changes in its financial position for the period from amalgamation to December 31, 1995 in accordance with generally accepted accounting principles.

                                          ERNST & YOUNG

Toronto, Canada,
February 6, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Stockholders and Board of Directors
  Fortran Corp.

    We have audited the accompanying balance sheet of Fortran Corp. as of March 31, 1996, and 1995 and the related statements of earnings, changes in stockholders' equity, and cash flows for the years ended March 31, 1996, 1995, and 1994 (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements referred to and above present fairly, in all material respects, the financial position of Fortran Corp. as of March 31, 1996, and 1995 and the results of its operations and its cash flows for three years ended march 31, 1996, 1995 and 1994 in conformity with generally accepted accounting principles.

    As described in Note 9 to the financial statements, on August 21, 1996, the Company entered into a letter of intent to exchange all of its issued and outstanding shares of common stock for shares of U.S. Office Products Company common stock.

                                          RUBIN, KOEHMSTEDT AND NADLER

Newington, Virginia
June 7, 1996, except for Note 9,
  as to which the date is
  October 24, 1996

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
  MTA, Inc.

    We have audited the accompanying consolidated balance sheet of MTA, Inc. (the Company) as of December 31, 1995 and the related statements of income and retained earnings and of cash flows for the period from January 25, 1995 (date of incorporation) to December 31, 1995. These financial statements are responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MTA, Inc. as of December 31, 1995, and the results of its operations and its cash flows for the period from January 25, 1995, and the results of its operations and its cash flows for the period from January 25, 1995 (date of incorporation) to December 31, 1995, in conformity with generally accepted accounting principles.

                                          DELOITTE & TOUCHE LLP

Seattle, Washington
September 23, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
  United Envelope Co., Inc.

    We have audited the combined balance sheets of United Envelope Co., Inc. and its affiliate, Rex Envelope Co., Inc., as at December 31, 1995 and 1994, and the related combined statements of income and retained earnings and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    As referred to in Note A on "Principles of Combination," the companies, whose financial statements are combined, are related through common ownership and control. In addition, each has pledged certain assets and guaranteed long-term indebtedness of the other as described in the notes to financial statements. In view of their close operating and financial relationship, the preparation of combined financial statements was considered appropriate. The combined statements, however, do not refer to a legal entity and neither of the companies guarantees trade obligations of the other.

    In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of United Envelope Co., Inc. and its affiliates as at December 31, 1995 and 1994, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                          HERTZ, HERSON & COMPANY, LLP

New York, New York
March 6, 1996

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
  Huxley Envelope Corporation

    We have audited the accompanying balance sheets of Huxley Envelope Corporation as of December 31, 1995 and 1994, and the related statements of income and retained earnings (accumulated deficit) and cash flows for the years then ended (not presented separately herein). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Huxley Envelope Corporation as of December 31, 1995 and 1994, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

                                          HERTZ, HERSON & COMPANY LLP

New York, New York
March 4, 1996

                          U.S. OFFICE PRODUCTS COMPANY

                    SUPPLEMENTAL CONSOLIDATED BALANCE SHEET

               (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                           APRIL 30,     APRIL 26,    OCTOBER 25,
                                                                              1996          1997          1997
                                                                          ------------  ------------  ------------
                                                                                                      (UNAUDITED)
                                 ASSETS
Current assets:
  Cash and cash equivalents.............................................  $    191,830  $     54,361  $     44,359
  Short-term investments................................................        21,825        27,342        31,354
  Accounts receivable, less allowance for doubtful accounts of $7,718
    and $11,985, and $13,646, respectively..............................       278,675       411,977       510,060
  Inventories...........................................................       160,386       293,006       309,023
  Prepaid expenses and other current assets.............................        74,177       121,283       129,296
                                                                          ------------  ------------  ------------
    Total current assets................................................       726,893       907,969     1,024,092
Property and equipment, net.............................................       148,008       264,559       293,878
Intangible assets, net..................................................       161,061       658,366       719,116
Other assets............................................................        91,191       143,527       143,309
                                                                          ------------  ------------  ------------
    Total assets........................................................  $  1,127,153  $  1,974,421  $  2,180,395
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------
                  LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Short-term debt.......................................................  $    159,165  $    158,402  $    295,222
  Accounts payable......................................................       150,370       221,069       237,832
  Accrued compensation..................................................        30,618        48,337        55,006
  Other accrued liabilities.............................................        51,360       101,159       114,654
                                                                          ------------  ------------  ------------
    Total current liabilities...........................................       391,513       528,967       702,714

Long-term debt..........................................................       241,836       404,813       398,042
Deferred income taxes...................................................        10,196         8,693         8,593
Other long-term liabilities and minority interests......................         7,795        10,144         8,977
                                                                          ------------  ------------  ------------
    Total liabilities...................................................       651,340       952,617     1,118,326
                                                                          ------------  ------------  ------------
Commitments and contingencies

Stockholders' equity:
  Preferred stock, $.001 par value, 500,000 shares authorized, none outstanding
  Common stock, $.001 par value 500,000,000 shares authorized,
    103,022,623; 128,402,810 and 131,848,609 shares issued and
    outstanding, respectively...........................................           103           128           132
  Additional paid-in capital............................................       333,658       832,267       895,415
  Cumulative translation adjustment.....................................           846        (5,524)      (77,991)
  Retained earnings.....................................................       141,206       194,933       244,513
                                                                          ------------  ------------  ------------
    Total stockholders' equity..........................................       475,813     1,021,804     1,062,069
                                                                          ------------  ------------  ------------
    Total liabilities and stockholders' equity..........................  $  1,127,153  $  1,974,421  $  2,180,395
                                                                          ------------  ------------  ------------
                                                                          ------------  ------------  ------------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                 SUPPLEMENTAL CONSOLIDATED STATEMENT OF INCOME

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                      FOR THE SIX
                                                            FOR THE FISCAL YEAR ENDED                 MONTHS ENDED
                                                     ----------------------------------------  --------------------------
                                                      APRIL 30,     APRIL 30,     APRIL 26,    OCTOBER 26,   OCTOBER 25,
                                                         1995          1996          1997          1996          1997
                                                     ------------  ------------  ------------  ------------  ------------
                                                                                                      (UNAUDITED)
Revenues...........................................  $  1,243,406  $  1,917,615  $  3,121,195  $  1,424,372  $  1,890,190
Cost of revenues...................................       887,381     1,391,945     2,215,181     1,018,250     1,347,547
                                                     ------------  ------------  ------------  ------------  ------------
    Gross profit...................................       356,025       525,670       906,014       406,122       542,643
Selling, general and administrative expenses.......       298,767       435,058       732,366       325,409       423,633
Non-recurring acquisition costs....................                       8,057        16,245         5,727        10,252
Restructuring costs................................                       3,214         4,395
                                                     ------------  ------------  ------------  ------------  ------------
    Operating income...............................        57,258        79,341       153,008        74,986       108,758

Other (income) expense:
  Interest expense.................................         9,069        21,303        47,211        22,397        22,287
  Interest income..................................        (1,375)       (5,513)       (8,953)       (6,366)       (1,946)
  Other income.....................................          (893)         (603)       (3,640)       (3,274)       (6,885)
                                                     ------------  ------------  ------------  ------------  ------------
Income before provision for income taxes and
  extraordinary items..............................        50,457        64,154       118,390        62,229        95,302
Provision for income taxes.........................         8,688        14,279        41,841        21,542        38,311
                                                     ------------  ------------  ------------  ------------  ------------
Income before extraordinary items..................        41,769        49,875        76,549        40,687        56,991
Extraordinary items--losses on early terminations
  of credit facilities, net of income taxes........                         701         1,450           612
                                                     ------------  ------------  ------------  ------------  ------------
Net income.........................................  $     41,769  $     49,174  $     75,099  $     40,075  $     56,991
                                                     ------------  ------------  ------------  ------------  ------------
                                                     ------------  ------------  ------------  ------------  ------------
Weighted average common shares outstanding.........                      93,058       116,445       110,738       133,781
                                                                   ------------  ------------  ------------  ------------
                                                                   ------------  ------------  ------------  ------------
Net income per share before extraordinary items....                $        .53  $        .65  $        .36  $        .43
Extraordinary items................................                                       .01
                                                                   ------------  ------------  ------------  ------------
Net income per share...............................                $        .53  $        .66  $        .36  $        .43
                                                                   ------------  ------------  ------------  ------------
                                                                   ------------  ------------  ------------  ------------
Unaudited pro forma income before extraordinary
  items (see Note 11)..............................  $     29,366  $     34,322  $     65,943  $     32,876  $     53,515
                                                     ------------  ------------  ------------  ------------  ------------
                                                     ------------  ------------  ------------  ------------  ------------
Unaudited pro forma income per share before
  extraordinary items..............................                $        .37  $        .57  $        .30  $        .40
                                                                   ------------  ------------  ------------  ------------
                                                                   ------------  ------------  ------------  ------------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

          SUPPLEMENTAL CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                FOR THE THREE FISCAL YEARS ENDED APRIL 26, 1997
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                             COMMON STOCK         ADDITIONAL   CUMULATIVE                               TOTAL
                                       -------------------------    PAID-IN    TRANSLATION  RETAINED    TREASURY    STOCKHOLDERS'
                                          SHARES       AMOUNT       CAPITAL    ADJUSTMENT   EARNINGS      STOCK        EQUITY
                                       ------------  -----------  -----------  -----------  ---------  -----------  -------------
Balance at April 30, 1994............    61,850,176   $      62    $  45,107    $    (309)    100,300   $  (7,562)   $   137,598
  Transactions of Combined Companies
    upon formation of Company:
Issuance of common stock.............     5,817,000           6           (5)                                                  1
Capital contribution.................                                  1,500                                               1,500
Distributions to stockholders........                                                         (11,300)                   (11,300)
Adjustments to stockholders'
  equity.............................                                (12,597)                   5,035       7,562
Cash dividends.......................                                                            (222)                      (222)
Issuance of common stock, net of
  associated expenses in conjunction
  with:
Initial public offering..............     5,606,250           6       32,684                                              32,690
Acquisition..........................     1,312,500           1        8,749                                               8,750
Transactions of Pooled Companies:
Exercise of warrants and stock
  options............................        20,345                      201                                                 201
Cash dividends.......................                                   (113)                 (18,790)                   (18,903)
Capital contributions................                                    187                                                 187
Adjustment to conform the year-ends
  of Pooled Companies................                                                           2,235                      2,235
Cumulative translation adjustments...                                                 213                                    213
Net income...........................                                                          41,769                     41,769
                                       ------------       -----   -----------  -----------  ---------  -----------  -------------
Balance at April 30, 1995............    74,606,271          75       75,713          (96)    119,027                    194,719
  Issuances of common stock, net of
    associated expenses in
    conjunction with:
Public offerings.....................    14,352,067          14      174,723                                             174,737
Acquisitions.........................    11,120,163          11       68,607                                              68,618
Capital contributions................                                    500                                                 500
Exercise of stock options, including
  tax benefits.......................        95,025                    1,023                                               1,023
Transactions of Pooled Companies:
Issuances of common stock for cash
  and repayment of debt..............       872,248           1        8,297                                               8,298
Capital contributions................        42,019                    1,324                                               1,324
Exercise of warrants and stock
  options............................     1,088,192           1        2,240                                               2,241
Cash and stock dividends.............       846,638           1        1,231                  (35,893)                   (34,661)
Adjustment to conform the year-ends
  of Pooled Companies................                                                           8,898                      8,898
Cumulative translation adjustments...                                                 942                                    942
Net income...........................                                                          49,174                     49,174
                                       ------------       -----   -----------  -----------  ---------  -----------  -------------
Balance at April 30, 1996............   103,022,623         103      333,658          846     141,206                    475,813

                          U.S. OFFICE PRODUCTS COMPANY

                FOR THE THREE FISCAL YEARS ENDED APRIL 26, 1997
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                             COMMON STOCK         ADDITIONAL   CUMULATIVE                               TOTAL
                                       -------------------------    PAID-IN    TRANSLATION  RETAINED    TREASURY    STOCKHOLDERS'
                                          SHARES       AMOUNT       CAPITAL    ADJUSTMENT   EARNINGS      STOCK        EQUITY
                                       ------------  -----------  -----------  -----------  ---------  -----------  -------------
Balance at April 30, 1996............   103,022,623   $     103    $ 333,658    $     846   $ 141,206   $  --        $   475,813
Issuances of common stock, net of
  associated expenses in conjunction
  with:
Public offering......................    13,023,496          13      275,699                                             275,712
Direct equity investment.............     1,875,000           2       38,111                                              38,113
Acquisitions.........................     8,685,450           9      166,071                                             166,080
Exercise of stock options, including
  tax benefits.......................       197,742                    2,843                                               2,843
Employee stock purchase plan.........       229,998                    3,145                                               3,145
Transactions of Pooled Companies:
Issuances of common stock for
  repayment of debt and payment of
  acquisition expenses...............       409,630                    6,859                                               6,859
Capital contributions................       160,842                    2,807                                               2,807
Exercise of warrants and stock
  options............................       695,721           1        3,763                                               3,764
Retirement of common stock...........       102,308                     (443)                     (34)                      (477)
Cash dividends paid and declared.....                                   (246)                 (26,354)                   (26,600)
Adjustment to conform the year-ends
  of Pooled Companies................                                                           5,016                      5,016
Cumulative translation adjustments...                                              (6,370)                                (6,370)
Net income...........................                                                          75,099                     75,099
                                       ------------       -----   -----------  -----------  ---------  -----------  -------------
Balance at April 26, 1997............   128,402,810         128      832,267       (5,524)    194,933                  1,021,804
Unaudited data:
Issuance of common stock, net of
  associated expenses, in conjunction
  with:
Acquisitions.........................     2,683,815           4       49,545                                              49,549
Exercise of stock options, including
  tax benefits.......................       582,145                    6,730                                               6,730
Employee stock purchase plan.........       123,866                    1,710                                               1,710
Repayment of debt....................                                    569                                                 569
Transaction of Pooled Companies:
Capital contributions................                                  2,982                                               2,982
Exercise of warrants and stock
  options............................        55,973                    1,612                                               1,612
Cash dividends.......................                                                          (6,577)                    (6,577)
Adjustment to conform fiscal year-
  ends of Pooled Companies...........                                                            (834)                      (834)
Cumulative translation adjustments...                                             (72,467)                               (72,467)
Net income...........................                                                          56,991                     56,991
                                       ------------       -----   -----------  -----------  ---------  -----------  -------------
Balance at October 25, 1997
  (unaudited)........................   131,848,609   $     132    $ 895,415    $ (77,991)  $ 244,513   $            $ 1,062,069
                                       ------------       -----   -----------  -----------  ---------  -----------  -------------
                                       ------------       -----   -----------  -----------  ---------  -----------  -------------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

               SUPPLEMENTAL CONSOLIDATED STATEMENT OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                                 FOR THE SIX
                                                            FOR THE FISCAL YEAR ENDED            MONTHS ENDED
                                                        ---------------------------------  ------------------------
                                                         APRIL 30,   APRIL 30,  APRIL 26,  OCTOBER 26,  OCTOBER 25,
                                                           1995        1996       1997        1996         1997
                                                        -----------  ---------  ---------  -----------  -----------
                                                                                                 (UNAUDITED)
Cash flows from operating activities:
  Net income..........................................   $  41,769   $  49,174  $  75,099   $  40,075    $  56,991
  Adjustments to reconcile net income to net cash
    provided by (used in) operating activities:
  Depreciation and amortization.......................      17,057      24,490     53,221      21,163       36,390
  Non-recurring acquisition loss......................                   8,057     16,245       5,727       10,252
  Extraordinary losses................................                     701      1,450         612
  Equity in net income of affiliate...................                               (782)                    (728)
  Other...............................................      (1,210)     (1,167)    (5,453)        331       (2,387)
    Changes in current assets and liabilities (net of
      assets acquired and liabilities assumed in
      business combinations):
      Accounts receivable.............................     (43,429)    (12,903)   (33,443)    (59,573)     (79,916)
      Lease receivables...............................      (1,999)     (1,235)    (1,241)     (1,032)        (675)
      Inventories.....................................      (4,428)      1,630     (5,443)     (4,866)      (4,751)
      Prepaid expenses and other current assets.......      (1,019)    (23,200)   (11,885)     (1,295)      (5,367)
      Accounts payable................................      13,650       8,580    (29,877)     (7,539)      11,502
      Accrued liabilities.............................       9,733       6,918      6,125       3,050        3,954
                                                        -----------  ---------  ---------  -----------  -----------
        Net cash provided by operating activities.....      30,124      61,045     64,016      (3,347)      25,265
                                                        -----------  ---------  ---------  -----------  -----------
Cash flows from investing activities:
  Cash paid in acquisitions, net of cash received.....     (18,099)   (130,178)  (354,811)   (273,704)    (120,364)
  Investment in affiliate.............................                            (41,270)
  Payments of non-recurring acquisition cost..........                  (7,283)   (13,588)     (5,727)      (7,878)
  Additions to property and equipment, net of
    disposals.........................................     (15,742)    (32,846)   (57,457)    (20,681)     (36,408)
  Cash received on sale of assets.....................                                          1,617       15,990
  Other...............................................       3,045     (12,831)    (4,689)     (9,425)       2,160
                                                        -----------  ---------  ---------  -----------  -----------
        Net cash used in investing activities.........     (30,796)   (183,138)  (471,815)   (307,920)    (146,500)
                                                        -----------  ---------  ---------  -----------  -----------
Cash flows from financing activities:
  Proceeds from issuance of common stock..............      28,147     181,531    321,932      45,033        8,112
  Proceeds from issuance of long-term debt............      14,758     212,573    231,209     232,480        1,211
  Payments of long-term debt..........................     (12,898)    (27,187)  (222,869)   (156,691)     (11,933)
  Proceeds from (payments of) short-term debt, net....       7,186     (59,039)   (34,219)     82,379      124,359
  Payments to terminate credit facilities.............                    (579)    (1,235)       (261)
  Payments of dividends at Pooled Companies...........     (19,125)    (25,331)   (25,470)    (13,509)      (7,896)
  Capital contributed by stockholders of Pooled
    Companies.........................................          69         564      2,799       2,715
  Net change in cash due to conforming fiscal
    year-ends of certain Pooled Companies.............         601      (1,221)    (1,277)        286         (834)
  Payments to stockholders of Combined Companies......     (11,300)
  Proceeds from issuance of common stock in employee
    stock purchase plan...............................
  Capital contribution by Combined Company
    stockholder.......................................       1,500         500
                                                        -----------  ---------  ---------  -----------  -----------
        Net cash provided by financing activities.....       8,938     281,811    270,870     192,432      113,019
                                                        -----------  ---------  ---------  -----------  -----------
Effect of exchange rates on cash and cash
  equivalents.........................................        (172)        265       (540)        646       (1,786)
Net increase (decrease) in cash and cash
  equivalents.........................................       8,094     159,983   (137,469)   (118,189)     (10,002)
Cash and cash equivalents at beginning of period......      23,753      31,847    191,830     191,830       54,361
                                                        -----------  ---------  ---------  -----------  -----------
Cash and cash equivalents at end of period............   $  31,847   $ 191,830  $  54,361   $  73,641    $  44,359
                                                        -----------  ---------  ---------  -----------  -----------
                                                        -----------  ---------  ---------  -----------  -----------

          See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

                      (IN THOUSANDS EXCEPT SHARE AMOUNTS)

                                                                                                     FOR THE SIX
                                                               FOR THE FISCAL YEAR ENDED             MONTHS ENDED
                                                           ----------------------------------  ------------------------
                                                           APRIL 30,   APRIL 30,   APRIL 26,   OCTOBER 26,  OCTOBER 25,
                                                              1995        1996        1997        1996         1997
                                                           ----------  ----------  ----------  -----------  -----------
                                                                                                     (UNAUDITED)
Supplemental disclosure of cash flow information:
    Interest paid........................................  $   14,002  $   13,204  $   40,906   $  13,274    $  10,983
    Income taxes paid....................................  $   13,935  $   15,619  $   34,379   $  15,527    $  34,705

    The Company issued common stock, notes payable and cash in connection with certain business combinations in fiscal years ended April 30, 1995, 1996, 1997 and for the six months ended October 26, 1996 and October 25, 1997. The fair values of the assets and liabilities of the acquired companies at the dates of the acquisitions are presented as follows:

                                                                                                      FOR THE SIX
                                                               FOR THE FISCAL YEAR ENDED              MONTHS ENDED
                                                         -------------------------------------  ------------------------
                                                          APRIL 30,    APRIL 30,    APRIL 26,   OCTOBER 26,  OCTOBER 25,
                                                            1995         1996         1997         1996         1997
                                                         -----------  -----------  -----------  -----------  -----------
                                                                                                      (UNAUDITED)
Accounts receivable....................................  $    23,462  $    93,741  $   105,538  $    66,509  $    25,454
Inventories............................................       20,074       68,861      122,917      107,086       23,595
Prepaid expenses and other current assets..............        1,779        9,740       23,344       12,981        2,871
Property and equipment.................................        5,459       57,372       95,615      102,244       41,896
Intangible assets......................................       21,079      127,870      506,386      398,932      118,342
Other assets...........................................          339       56,529        7,847        3,732        2,232
Short-term debt........................................      (15,038)    (106,672)     (24,895)      (8,783)      (6,293)
Accounts payable.......................................      (15,627)     (48,825)    (103,851)     (73,042)     (14,795)
Accrued liabilities....................................       (4,958)     (21,554)     (55,477)     (99,158)      (6,291)
Long-term debt.........................................       (6,283)     (17,950)    (155,237)    (114,649)     (15,031)
Other long-term liabilities and minority interest......         (437)     (12,175)      (1,296)      (1,942)      (2,067)
                                                         -----------  -----------  -----------  -----------  -----------
    Net assets acquired................................  $    29,849  $   206,937  $   520,891  $   393,910      169,913
                                                         -----------  -----------  -----------  -----------  -----------
                                                         -----------  -----------  -----------  -----------  -----------

The acquisitions were funded as follows:

Common stock...........................................  $     8,750  $    68,618  $   166,080  $   120,206  $    49,549
Notes payable..........................................        3,000        8,141
Cash...................................................       18,099      130,178      354,811      273,704      120,364
                                                         -----------  -----------  -----------  -----------  -----------
                                                         $    29,849  $   206,937  $   520,891  $   393,910  $   169,913
                                                         -----------  -----------  -----------  -----------  -----------
                                                         -----------  -----------  -----------  -----------  -----------

Noncash transactions:

    - During fiscal 1996 and 1997, the Company issued 291,671 and 384,630 shares of common stock, respectively, to repay $2,470 and $6,359 of indebtedness, respectively.

    - During fiscal 1996 and 1997, the Company recorded additional paid-in capital of approximately $426 and $1,250, respectively, related to the tax benefit on stock options exercised.

    - During fiscal 1996, one Pooled Company converted $1,385 of debt to common stock.

    - During fiscal 1996, one Pooled Company paid a dividend of $9,851 through the issuance of 846,638 shares of common stock.

            See accompanying notes to consolidated financial statements.

                          U.S. OFFICE PRODUCTS COMPANY

            NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 1--BUSINESS COMBINATION WITH MAIL BOXES ETC.

    Effective November 20, 1997, U.S. Office Products Company ("U.S. Office Products" and the "Company") acquired all of the outstanding common stock of Mail Boxes Etc. ("MBE") in exchange for 15,428,028 shares of common stock. The acquisition was accounted for as a pooling-of-interests and accordingly, the accompanying supplemental consolidated financial statements give retroactive effect to the merger of U.S. Office Products with MBE for all periods presented.

NOTE 2--BUSINESS ORGANIZATION

    U.S. Office Products was founded in October 1994. The Company is a supplier of a broad range of office and educational products and business services to corporate, commercial, educational and industrial customers. The Company operates throughout the United States, as well as New Zealand, Australia and Canada and, through a 49%-owned affiliate, in the United Kingdom.

NOTE 3--FORMATION OF COMPANY

    Concurrent with the closing of its initial public offering in February 1995, the Company acquired four companies (the "Combined Companies") for a combination of its common stock and cash and acquired two companies in business combinations accounted for under the purchase method. Because of the substantial ongoing interest of the stockholders of the Combined Companies in U.S. Office Products, the assets and liabilities of the Combined Companies were combined on an historical cost basis. The capital stock of the Combined Companies is included in additional paid-in capital.

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

    The accompanying consolidated financial statements and related notes to consolidated financial statements include the accounts of U.S. Office Products, the Combined Companies and the companies acquired in business combinations accounted for under the purchase method (the "Purchased Companies") from their respective acquisition dates and give retroactive effect to the results of the companies acquired in business combinations accounted for under the pooling-of-interests method (the "Pooled Companies") for all periods presented.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFINITION OF FISCAL YEAR

    As used in these consolidated financial statements and related notes to consolidated financial statements, "fiscal 1995," "fiscal 1996," "fiscal 1997," "the first six months of fiscal 1997" and "the first six months of fiscal 1998" refer to the Company's fiscal years ended April 30, 1995 and 1996, April 30, 1997

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) and its six months ended October 26, 1996 and October 25, 1997, respectively. On August 20, 1996, the Company's Board of Directors approved a change in the Company's fiscal year-end, effective for the 1997 fiscal year, from April 30 to the last Saturday in April.

PRINCIPLES OF CONSOLIDATION

    The consolidated financial statements include the accounts of the Company and its majority owned subsidiaries. Investments in less than 50% owned entities are accounted for under the equity method. All significant intercompany transactions and accounts are eliminated in consolidation.

CASH AND CASH EQUIVALENTS

    The Company considers temporary cash investments with original maturities of three months or less from the date of purchase to be cash equivalents.

CONCENTRATION OF CREDIT RISK

    Financial instruments which potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable. Receivables arising from sales to customers are not collateralized and, as a result, management continually monitors the financial condition of its customers to reduce the risk of loss.

INVENTORIES

    Inventories are stated at the lower of cost or market with cost determined on a first-in, first-out (FIFO) basis and consist primarily of products held for sale.

PROPERTY AND EQUIPMENT

    Property and equipment is stated at cost. Additions and improvements are capitalized. Maintenance and repairs are expensed as incurred. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the respective assets. The estimated useful lives range from 25 to 40 years for buildings and its components and 3 to 15 years for furniture, fixtures and equipment. Property and equipment leased under capital leases is being amortized over the lesser of its useful life or its lease terms.

INTANGIBLE ASSETS

    Intangible assets consist primarily of goodwill, which represents the excess of cost over the fair value of assets acquired in business combinations accounted for under the purchase method. Substantially all goodwill is amortized on a straight line basis over an estimated useful life of 40 years. Management periodically evaluates the recoverability of goodwill, which would be adjusted for a permanent decline in value, if any, by comparing anticipated undiscounted future cash flows from operations to net book value.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
RE-ACQUIRED INDIVIDUAL AND AREA FRANCHISE RIGHTS

    The Company, through its wholly-owned subsidiary, MBE, repurchases franchise rights for two primary reasons. The Company may repurchase area rights with the intention of developing a better support system and then reselling the areas within a short period of time. The Company may acquire individual center rights to upgrade the Center and then resell it within a short period of time. The Company had an investment of approximately $638 and $629 in such individual and area rights at April 30, 1996 and 1997, respectively. The Company may also repurchase the area rights with the primary intention of retaining the royalties normally shared with the former area franchises and maintaining such rights as long-term investments. The area repurchases have been accounted for as purchases. The Company records these area repurchases at cost less accumulated amortization. Periodically the Company assesses the fair value of these areas based on estimated cash flows to determine if an impairment in the value has occurred and an adjustment is necessary. As of April 26, 1997, no adjustment is necessary. The Company had an investment of $3,200 and $6,400 in such area rights at April 30, 1996 and April 26, 1997, respectively. Area franchise rights held as long-term investments are amortized over a period of 20 years.

TRANSLATION OF FOREIGN CURRENCIES

    Balance sheet accounts of foreign subsidiaries are translated using the year-end exchange rate, and statement of income accounts are translated using the average exchange rate for the year. Translation adjustments are recorded as a separate component of stockholders' equity.

DERIVATIVE FINANCIAL INSTRUMENTS

    The Company's wholly-owned foreign subsidiary has entered into forward foreign currency exchange contracts (the "Exchange Contracts") with counterparties to hedge the exposure of foreign currency fluctuations to the extent permissible by hedge accounting requirements. At April 26, 1997, the Exchange Contracts, in the notional amount of $3,319, hedge certain foreign currency denominated assets. The Exchange Contracts generally have maturity dates of 60 days or less. Discounts or premiums on the Exchange Contracts are amortized over the life of the contracts.

    The Company's wholly-owned foreign subsidiary also entered into interest rate swap agreements (the "Swap Agreements") with counterparties to convert the interest rates associated with certain outstanding debt from variable rates to fixed rates. The notional amount of the Swap Agreements was $43,000 at April 30, 1996. During fiscal 1997, the Swap Agreements were terminated resulting in a loss of $117.

FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of the Company's financial instruments has been determined using the following methods and assumptions:

    - The carrying amounts of cash and cash equivalents, accounts receivable and accounts payable approximate fair value;

    - The fair values of the 5 1/2% Convertible Subordinated Notes due 2001 and the 5 1/2% Convertible Subordinated Notes due 2003 are based on quoted market prices;

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    - The carrying amounts of the Company's debt, other than the 5 1/2% Convertible Subordinated Notes due 2001 and the 5 1/2% Convertible Subordinated Notes due 2003, approximate fair value, estimated by discounted cash flow analyses based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

SHORT-TERM INVESTMENTS

    In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 115 ("SFAS No. 115"), "Accounting for Certain Investments in Debt and Equity Securities," management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date. Debt securities for which the Company does not have the intent or the ability to hold to maturity are classified as available for sale along with the Company's investments in equity securities.

    Securities classified as available for sale are carried at fair value, with unrealized gains and losses, net of tax, reported in a separate component of stockholders' equity. At April 30, 1996 and April 26, 1997, the Company had no investments that were classified as trading or held to maturity as defined by SFAS No. 115. Realized gains and losses are included in interest income. The cost of securities sold is based on the specific identification method. Interest on securities classified as available for sale is included in interest income.

    The estimated fair value of each investment approximates the amortized cost, and therefore, there are no unrealized gains or losses as of April 30, 1996 or April 26, 1997.

INCOME TAXES

    Income taxes have been computed utilizing the asset and liability approach which requires the recognition of deferred tax assets and liabilities for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Certain companies acquired in pooling-of-interests transactions elected to be taxed as Subchapter S corporations, and accordingly, no federal income taxes were recorded by those companies for periods prior to their acquisition by U.S. Office Products.

TAXES ON UNDISTRIBUTED EARNINGS

    No provision is made for U.S. income taxes on earnings of subsidiary companies which the Company controls but does not include in the consolidated federal income tax return since it is management's practice and intent to permanently reinvest the earnings of these subsidiaries.

REVENUE RECOGNITION

    Revenue is recognized upon the delivery of products or upon the completion of services provided to customers as no additional obligations to the customers exist. Returns of the Company's product are considered immaterial. The Company also leases equipment to customers under both short-term and long-term lease agreements. Revenue related to short-term leases is recognized on a monthly basis over the life

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) of the lease. Certain long-term leases qualify as sales-type leases and, accordingly, the present value of the future lease payments are recognized as income upon delivery of the equipment to the customer.

    The Company, through its wholly-owned subsidiary MBE, enters into area and individual franchise agreements in the United States and master license agreements in other countries. Area franchise agreements grant the area franchisee the exclusive right to market individual franchise centers for the Company in the area franchisee's territory. The area franchisee generally receives a commission on individual franchises sold as well as a share of future royalties earned by the Company from centers in the area franchisee's territory. Individual franchise agreements grant the individual franchisee the exclusive right to open and operate a franchise center in the individual franchisee's territory.

    Franchise fee revenue is recognized upon completion of all significant initial services provided to the franchisee, area franchisee or master licensee and upon satisfaction of all material conditions of the franchise agreement, area franchise agreement or master license. For individual franchise sales, the significant initial obligations that must be completed before any revenue is recognized are: the site is located, a store lease is in place, the franchise agreement has been signed, the store design and layout is complete, all manuals and systems have been provided, and training at MBE is completed. For area franchise sales, the significant initial obligations that must be completed before any revenue is recognized are: all operating manuals are provided, training is completed and a pilot center is opened. For master license agreements, the significant initial obligations that must be completed before any revenue is recognized are: all operating manuals are provided and training is completed. Revenue is recognized using the installment method when the revenue is collectible over an extended period and no reasonable basis exists for estimating collectibility.

    On a monthly basis, all individual franchisees are required to pay royalty and marketing fees to the Company based upon a percentage of each franchisee's sales (as defined). Such fees are recognized as revenue based upon reported or estimated sales activity by the franchisees. Revenue from sales of supplies and equipment is recognized when orders are shipped, or the lease is completed, whichever is later.

COST OF REVENUES

    Vendor rebates are recognized on an accrual basis in the period earned and are recorded as a reduction to cost of revenues. Delivery and occupancy costs are included in cost of revenues.

NON-RECURRING ACQUISITION COSTS

    Non-recurring acquisition costs represent acquisition costs incurred by the Company in business combinations accounted for under the pooling-of-interests method. These costs include legal and accounting fees, investment banking fees, recognition of transaction related obligations and various other acquisition related costs.

RESTRUCTURING COSTS

    The Company records the costs of consolidating existing Company facilities into acquired operations, including the external costs and liabilities to close redundant Company facilities and severance and relocation costs related to the Company's employees in accordance with EITF Issue No. 94-3, "Liability

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in Restructuring)."

ACCRUED ACQUISITION COSTS

    The Company accrues the direct external costs incurred in conjunction with the consummation of business combinations and the costs incurred to consolidate acquired operations into existing Company facilities, including the external costs and liabilities to close redundant facilities and severance and relocation costs related to the acquired entity's employees in accordance with EITF Issue No. 95-3, "Recognition of Liabilities in Connection with a Purchase Business Combination."

NET INCOME PER SHARE

    Net income per share for fiscal 1996, fiscal 1997, the first six months of fiscal 1997 and the first six months of fiscal 1998 is calculated by dividing net income by the weighted average number of common shares outstanding during the periods including common stock equivalents, if dilutive. Net income per share for fiscal 1995 has not been presented as it is not considered meaningful due to the acquisitions of the Combined Companies and the Company's initial public offering in conjunction with the formation of the Company during fiscal 1995.

NEW ACCOUNTING PRONOUNCEMENTS

    The Company adopted "SFAS" No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The Statement requires that long-lived assets and certain identifiable intangibles to be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. The adoption of SFAS 121 did not have a material effect on the Company's consolidated operating results or financial position.

    The Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation," during fiscal 1997. Under the provisions of SFAS 123, companies can elect to account for stock-based compensation plans using a fair-value based method or continue measuring compensation expense for those plans using the intrinsic value method prescribed in APB Opinion No. 25. The Company has elected to continue using the intrinsic value method to account for stock-based compensation plans. Pro forma disclosures of net income and net income per share, as if the fair value-based method of accounting defined in SFAS 123 has been applied, are presented in Note 15.

    In February 1997, the Financial Accounting Standards Board issued SFAS No. 128, "Earnings Per Share." This Statement establishes standards for computing and presenting earnings per share ("EPS"). SFAS 128 simplifies the standards for computing EPS and makes the presentation comparable to international EPS standards by replacing the presentation of primary EPS with a presentation of basic EPS. It also requires dual presentation of basic and diluted EPS on the face of the income statement. Basic EPS excludes dilution and is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. This Statement is required to be adopted by the Company during fiscal 1998.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 4--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
UNAUDITED INTERIM FINANCIAL DATA

    In the opinion of management, the Company has made all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of the financial condition of the Company as of October 25, 1997 and the results of operations and of cash flows for the six months ended October 26, 1996 and October 25, 1997, as presented in the accompanying unaudited consolidated financial data.

NOTE 5--BUSINESS COMBINATIONS

POOLING-OF-INTERESTS METHOD

    In the first six months of fiscal 1998, the Company issued 8,607,894 shares of common stock to acquire 19 companies (the "1998 Poolings") in business combinations accounted for under the pooling-of-interests method. Certain of the Pooled Companies previously reported on fiscal years ending other than April 25, 1998.

    In fiscal 1996 and 1997, the Company issued 12,661,278 and 33,163,164 shares of common stock, respectively, to acquire 14 (the "1996 Poolings") and 40 (the "1997 Poolings") companies, respectively, in business combinations accounted for under the pooling-of-interests method. The Company's consolidated financial statements give retroactive effect to the acquisitions of the Pooled Companies for all periods presented. Certain of the Pooled Companies previously reported on fiscal years ending other than April 30, 1996 and April 26, 1997.

    Commencing on May 1, 1995 and 1996 and April 27, 1997, the year-ends of the 1996 Poolings, the 1997 Poolings and the 1998 Poolings were changed to April 30, 1996, April 26, 1997 and April 25, 1998, respectively, resulting in adjustments to retained earnings of $2,235, $8,898, $5,016 and $(834), during fiscal 1995, 1996, 1997 and the first six months of fiscal 1998, respectively. Following is a summary of the results related to the adjustments to retained earnings:

                                                                     FOR THE FISCAL YEAR ENDED       FOR THE SIX
                                                                  --------------------------------  MONTHS ENDED
                                                                  APRIL 30,  APRIL 30,   APRIL 26,   OCTOBER 25,
                                                                    1995        1996       1997         1997
                                                                  ---------  ----------  ---------  -------------
                                                                                                     (UNAUDITED)
Revenues........................................................  $  55,126  $  245,737  $  55,639    $  (8,389)
Costs and expenses..............................................     52,891     236,839     50,623       (7,555)
                                                                  ---------  ----------  ---------  -------------
    Net adjustment..............................................  $   2,235  $    8,898  $   5,016    $    (834)
                                                                  ---------  ----------  ---------  -------------
                                                                  ---------  ----------  ---------  -------------

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 5--BUSINESS COMBINATIONS (CONTINUED)
    The following presents the separate results, in each of the periods presented, of U.S. Office Products (excluding the results of Pooled Companies prior to the dates on which they were acquired), and the Pooled Companies up to the dates on which they were acquired:

                                                                          U.S. OFFICE      POOLED
                                                                            PRODUCTS     COMPANIES      COMBINED
                                                                          ------------  ------------  ------------
For the year ended April 30, 1995
  Revenues..............................................................  $    120,479  $  1,122,927  $  1,243,406
  Net income............................................................  $      1,514  $     40,255  $     41,769
For the year ended April 30, 1996
  Revenues..............................................................  $    488,670  $  1,428,945  $  1,917,615
  Net income............................................................  $      7,828  $     41,346  $     49,174
For the year ended April 26, 1997
  Revenues..............................................................  $  2,175,170  $    946,025  $  3,121,195
  Net income............................................................  $     36,246  $     38,853  $     75,099
For the six months ended October 26, 1996 (unaudited):
  Revenues..............................................................  $    858,093  $    566,279  $  1,424,372
  Net income............................................................  $     15,500  $     24,575  $     40,075
For the six months ended October 25, 1997 (unaudited):
  Revenues..............................................................  $  1,762,846  $    127,344  $  1,890,190
  Net income............................................................  $     52,241  $      4,750  $     56,991

PURCHASE METHOD

    In fiscal 1995, in addition to the acquisitions of the Combined Companies, the Company made six acquisitions accounted for under the purchase method for an aggregate purchase price of $29,849, consisting of $18,099 of cash, $3,000 of notes payable and 1,312,500 shares of common stock with a market value of $8,750. The total assets related to these six acquisitions were $72,192, including goodwill of $21,079. The results of these acquisitions have been included in the Company's results form their respective dates of acquisition.

    In fiscal 1996, the Company made 34 acquisitions accounted for under the purchase method for an aggregate purchase price of $206,937, consisting of $130,178 of cash, $8,141 of debt and 11,120,163 shares of common stock with a market value of $68,618. The total assets related to these 34 acquisitions were $414,113, including goodwill of $127,870. The results of these acquisitions have been included in the Company's results from their respective dates of acquisition.

    In fiscal 1997, the Company made 77 acquisitions accounted for under the purchase method for an aggregate purchase price of $520,891 consisting of $354,811 of cash, and 8,685,450 shares of common stock with a market value of $166,080. The total assets related to these 77 acquisitions were $861,647, including goodwill of $506,386. The results of these acquisitions have been included in the Company's results from their respective dates of acquisition.

    The following presents the unaudited pro forma results of operations of the Company for the fiscal years ended April 30, 1996 and April 26, 1997 and includes the Company's consolidated financial statements, which give retroactive effect to the acquisitions of the Pooled Companies for all periods

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 5--BUSINESS COMBINATIONS (CONTINUED) presented, and the results of the Purchased Companies as if all such purchase acquisitions had been made at the beginning of fiscal 1996. The results presented below include certain pro forma adjustments to reflect the amortization of intangible assets, adjustments in executive compensation and the inclusion of a federal income tax provision on all earnings:

                                                                    FOR THE FISCAL YEAR ENDED
                                                                    --------------------------
                                                                     APRIL 30,     APRIL 26,
                                                                        1996          1997
                                                                    ------------  ------------
Revenues..........................................................  $  3,329,901  $  3,510,902
Income before extraordinary items.................................        64,184        90,841
Net income........................................................        63,483        89,391
Income per share before extraordinary items.......................           .50           .69
Net income per share..............................................           .49           .68

    The unaudited pro forma results of operations are prepared for comparative purposes only and do not necessarily reflect the results that would have occurred had the acquisitions occurred at the beginning of fiscal 1996 or the results which may occur in the future.

EQUITY INVESTMENT IN AFFILIATE

    In November 1996, the Company acquired a 49% equity interest in Dudley Stationery Limited ("Dudley"), which is being accounted for under the equity method. Under the terms of the agreement, the Company agreed to invest approximately $80 million for working capital into Dudley over a two-year period. The Company has currently invested approximately $41.3 million of the total $80 million in Dudley.

NOTE 6--ACCRUED ACQUISITION COSTS

    In conjunction with the acquisitions of the fiscal 1997 Purchased Companies, the Company accrued the direct external costs incurred in conjunction with the consummation of the acquisitions and the costs to consolidate acquired operations into existing Company facilities, including the external costs associated with closing redundant facilities of acquired companies, and severance and relocation costs related to the acquired companies' employees.

    As of the consummation date of the acquisition, the Company begins to assess and formulate a plan to exit activities of the acquired companies. Typically, this involves evaluating the facilities of the Company and the acquired companies in the specific geographic areas, determining which of the acquired facilities will be exited and identifying employee groups that will be terminated or relocated. In most cases, the facilities are closed and the employees terminated within one year of the completion of the plan.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 6--ACCRUED ACQUISITION COSTS (CONTINUED)
    The following table sets forth the Company's accrued acquisition costs for the periods ended April 30, 1996 and April 27, 1997:

                                                                                  EMPLOYEE
                                                                                  SEVERANCE   DISPOSAL OF
                                                                     REDUNDANT       AND      ASSETS AND
                                                                    FACILITIES   RELOCATION      OTHER       TOTAL
                                                                    -----------  -----------  -----------  ---------
Balance at April 30, 1996.........................................   $  --        $  --        $  --       $  --
  Additions.......................................................       1,593        2,484        6,712      10,789
                                                                    -----------  -----------  -----------  ---------
Balance at April 26, 1997.........................................       1,593        2,484        6,712      10,789
  Additions.......................................................                    1,442        3,244       4,686
  Utilizations....................................................        (198)         (96)      (4,637)     (4,931)
                                                                    -----------  -----------  -----------  ---------
Balance at October 25, 1997 (unaudited)...........................   $   1,395    $   3,830    $   5,319   $  10,544
                                                                    -----------  -----------  -----------  ---------
                                                                    -----------  -----------  -----------  ---------

NOTE 7--RESTRUCTURING COSTS

    The Company records the costs of consolidating existing Company facilities into acquired operations, including the external costs and liabilities to close redundant Company facilities and severance and relocation costs related to the Company's employees. The following table sets forth the Company's accrued restructuring costs for the periods ended April 30, 1996, April 26, 1997 and October 25, 1997:

                                                                FACILITY       SEVERANCE    OTHER ASSET
                                                               CLOSURE AND        AND       WRITE-DOWNS
                                                              CONSOLIDATION  TERMINATIONS    AND COSTS      TOTAL
                                                              -------------  -------------  ------------  ---------
Balance at April 30 1995
  Additions.................................................    $     641      $     469     $    2,104   $   3,214
  Utilizations..............................................                                       (682)       (682)
                                                                   ------          -----    ------------  ---------
Balance at April 30, 1996...................................          641            469          1,422       2,532
  Additions.................................................        1,337            308          2,750       4,395
  Utilizations..............................................         (943)          (698)        (3,615)     (5,256)
                                                                   ------          -----    ------------  ---------
Balance at April 26, 1997...................................        1,035             79            557       1,671
  Utilizations..............................................         (725)           (79)          (376)     (1,180)
                                                                   ------          -----    ------------  ---------
Balance at October 25, 1997 (unaudited).....................    $     310      $       0     $      181   $     491
                                                                   ------          -----    ------------  ---------
                                                                   ------          -----    ------------  ---------

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 8--PROPERTY AND EQUIPMENT

    Property and equipment consists of the following:

                                                                       APRIL 30,    APRIL 26,
                                                                          1996        1997
                                                                       ----------  -----------
Land.................................................................  $    9,298  $    35,350
Buildings............................................................      56,346       76,988
Furniture and fixtures...............................................     104,576      221,869
Warehouse equipment..................................................      45,487       49,672
Equipment under capital leases.......................................       7,627       11,141
Leasehold improvements...............................................      14,205       27,452
                                                                       ----------  -----------
                                                                          237,539      422,472
Less: Accumulated depreciation.......................................     (89,531)    (157,913)
                                                                       ----------  -----------
Net property and equipment...........................................  $  148,008  $   264,559
                                                                       ----------  -----------
                                                                       ----------  -----------

Depreciation expense for fiscal years 1995, 1996 and 1997 was $13,796, $18,093 and $34,975, respectively.

NOTE 9--INTANGIBLE ASSETS

    Intangible assets consist of the following:

                                                        APRIL 30,   APRIL 26,    OCTOBER 25,
                                                           1996        1997          1997
                                                        ----------  ----------  --------------
                                                                                 (UNAUDITED)
Goodwill..............................................  $  152,714  $  661,262   $    732,197
Other.................................................      20,831      23,471         20,854
                                                        ----------  ----------  --------------
                                                           173,545     684,733        753,051
Less: Accumulated amortization........................     (12,484)    (26,367)       (33,935)
                                                        ----------  ----------  --------------
    Net intangible assets.............................  $  161,061  $  658,366   $    719,116
                                                        ----------  ----------  --------------
                                                        ----------  ----------  --------------

Amortization expense for fiscal years 1995, 1996 and 1997 was $2,289, $5,993 and $15,230, respectively, and $10,115 for the six months ended October 25, 1997.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 10--CREDIT FACILITIES

SHORT-TERM DEBT

    Short-term debt consists of the following:

                                                                                            APRIL 30,   APRIL 26,
                                                                                               1996        1997
                                                                                            ----------  ----------
Credit facilities with banks, average interest rates of 7.8% at April 30, 1996 and 7.6% at
  April 26, 1997..........................................................................  $   31,518  $  144,753
Annual renewal loans provided by banks and other financial institutions of foreign subsidiary secured by lease receivables of foreign subsidiary. Interest rates ranging
  from 7.8% to 10.2% at April 30, 1996....................................................      89,456
Bank lines of credit of foreign subsidiary operations secured by assets of those
  operations. Interest rates ranging from 9.2% to 9.8% at April 30, 1996..................      12,731
Other.....................................................................................       7,447       3,257
Current maturities of long-term debt......................................................      18,013      10,392
                                                                                            ----------  ----------
    Total short-term debt.................................................................  $  159,165  $  158,402
                                                                                            ----------  ----------
                                                                                            ----------  ----------

    The Company currently has an agreement under which a syndicate of financial institutions, led by Bankers Trust Company, as Agent (the "Bank"), is providing the Company with a $500 million credit facility (the "Credit Facility") bearing interest, at the Company's option, at the Bank's base rate plus an applicable margin of up to 1.25%, or a eurodollar rate plus an applicable margin of up to 2.5%. The availability under the Credit Facility is subject to certain sublimits including $100 million for working capital loans and $400 million for acquisition loans. The Credit Facility is secured by a majority of the assets of the Company and its subsidiaries and contains customary covenants, including financial covenants with respect to the Company's consolidated leverage and interest coverage ratios, capital expenditures, payment of dividends and purchases and sales of assets, and customary default provisions, including provisions related to non-payment of principal and interest, default under other debt agreements and bankruptcy. The Company was in compliance with or obtained waivers relating to these covenants at April 26, 1997. At April 26, 1997, the balance outstanding under the Credit Facility was $140,090 and included five eurodollar contracts, expiring within 30 days, totaling $105,000 at an average interest rate of 7.2%.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 10--CREDIT FACILITIES (CONTINUED)
LONG-TERM DEBT

    Long-term debt consists of the following:

                                                                                            APRIL 30,   APRIL 26,
                                                                                               1996        1997
                                                                                            ----------  ----------
Convertible Subordinated Notes due 2003, interest at 5 1/2%, convertible into shares of common stock at any time prior to maturity at a conversion price of $31.60 per share,
  subject to adjustment in certain events.................................................              $  230,000
Convertible Subordinated Notes due 2001, interest at 5 1/2%, convertible into shares of common stock at any time prior to maturity at a conversion price of $19.00 per share,
  subject to adjustment in certain events.................................................  $  143,750     143,750
Notes payable, secured by certain assets of the Company, interest rates ranging from 8.0%
  to 10.0%, maturities from October 1996 through 2003.....................................      45,078      10,874
Other.....................................................................................      58,988      23,085
Capital lease obligations.................................................................      12,033       7,938
                                                                                            ----------  ----------
 ..........................................................................................     259,849     415,647
Less: Current maturities of long-term debt................................................     (18,013)    (10,834)
                                                                                            ----------  ----------
    Total long-term debt..................................................................  $  241,836  $  404,813
                                                                                            ----------  ----------
                                                                                            ----------  ----------

    The 5 1/2% Convertible Subordinated Notes due 2003 (the "2003 Notes") are redeemable, in whole or in part, at the Company's option at specified redemption prices on or after May 22, 1998, but may not be redeemed prior to May 15, 1999 unless the closing price of the common stock is at least 150% of the conversion price for a period of time prior to the notice of redemption. Costs incurred in connection with the issuance of the 2003 Notes are included in other assets and are being amortized over the seven year period of maturity. The fair value of the 2003 Notes at April 26, 1997, based upon quoted market prices, totaled $184,000.

    The 5 1/2% Convertible Subordinated Notes due 2001 (the "2001 Notes") are redeemable, in whole or in part, at the Company's option at specified redemption prices on or after February 3, 1998, but may not be redeemed prior to February 2, 1999 unless the closing price of the common stock is at least 150% of the conversion price for a period of time prior to the notice of redemption. Costs incurred in connection with the issuance of the 2001 Notes are included in other assets and are being amortized over the five year period of maturity. The fair value of the 2001 Notes at April 26, 1997, based upon quoted market prices, totaled $147,344.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 10--CREDIT FACILITIES (CONTINUED)
MATURITIES OF LONG-TERM DEBT

    Maturities on long-term debt, including capital lease obligations, are as follows:

1998..............................................................  $  10,834
1999..............................................................     12,585
2000..............................................................      4,407
2001..............................................................    146,399
2002..............................................................      2,428
Thereafter........................................................    238,552
                                                                    ---------
  Total maturities of long-term debt..............................  $ 415,205
                                                                    ---------
                                                                    ---------

NOTE 11--INCOME TAXES

    Domestic and foreign income before provision for income taxes and extraordinary items consist of the following:

                                                                 FOR THE FISCAL YEAR ENDED
                                                              --------------------------------
                                                              APRIL 30,  APRIL 30,  APRIL 26,
                                                                1995       1996        1997
                                                              ---------  ---------  ----------
Domestic....................................................  $  47,955  $  59,594  $   90,125
Foreign.....................................................      2,502      4,560      28,265
                                                              ---------  ---------  ----------
  Total.....................................................  $  50,457  $  64,154  $  118,390
                                                              ---------  ---------  ----------
                                                              ---------  ---------  ----------

    The provision for income taxes consists of:

                                                                    FOR THE FISCAL YEAR ENDED
                                                                ---------------------------------
                                                                 APRIL 30,   APRIL 30,  APRIL 26,
                                                                   1995        1996       1997
                                                                -----------  ---------  ---------
Income taxes currently payable:
Federal.......................................................   $   8,362   $  13,979  $  28,793
State.........................................................         704         608      3,797
Foreign.......................................................         832         859     11,784
                                                                -----------  ---------  ---------
                                                                     9,898      15,446     44,374
                                                                -----------  ---------  ---------
Deferred income tax expense (benefit).........................      (1,210)     (1,167)    (2,533)
                                                                -----------  ---------  ---------
  Total provision for income taxes............................   $   8,688   $  14,279  $  41,841
                                                                -----------  ---------  ---------
                                                                -----------  ---------  ---------

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 11--INCOME TAXES (CONTINUED)

    Deferred taxes are comprised of the following:

                                                                           APRIL 30,   APRIL 26,
                                                                             1996        1997
                                                                           ---------  -----------
Current deferred tax assets:
  Inventory..............................................................  $   3,976   $   3,249
  Allowance for doubtful accounts........................................      1,556       2,645
  Net operating loss carryforward........................................      3,192       3,192
  Accrued liabilities....................................................      3,457       3,950
  Other..................................................................        339         245
                                                                           ---------  -----------
    Total current deferred tax assets....................................     12,520      13,281
                                                                           ---------  -----------
Long-term deferred tax liabilities:
  Property and equipment.................................................     (5,142)     (4,577)
  Intangible assets......................................................       (441)       (670)
  Internal Revenue Service tax assessment................................     (3,383)     (3,383)
  Other..................................................................     (1,230)        (63)
                                                                           ---------  -----------
    Total long-term deferred tax liabilities.............................    (10,196)     (8,693)
                                                                           ---------  -----------
    Subtotal.............................................................      2,324       4,588
    Valuation allowance..................................................     (5,468)
                                                                           ---------  -----------
    Net deferred tax asset (liability)...................................  $  (3,144)  $   4,588
                                                                           ---------  -----------
                                                                           ---------  -----------

    At April 30, 1996, a valuation allowance had been recorded, related to deferred tax assets of a Pooled Company, including net operating loss carryforwards. Based upon the improved profitability of this Pooled Company during fiscal 1997, the valuation allowance was reversed resulting in a lower provision for income taxes.

    The Internal Revenue Service ("IRS") tax assessment relates to the deferral of a gain on the sale of land and a building by a subsidiary of the Company. The IRS has determined that a portion of the gain recorded by the subsidiary does not qualify for deferral and has assessed the Company additional taxes. The subsidiary has recorded a deferred tax liability, including interest, as a result of the assessment. The Company has filed an appeal with the IRS relating to the above assessment; however, the IRS has not yet responded to the appeal.

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 11--INCOME TAXES (CONTINUED)
    The Company's effective income tax rate varied from the U.S. federal statutory tax rate as follows:

                                                                       FOR THE FISCAL YEAR ENDED
                                                                 -------------------------------------
                                                                  APRIL 30,    APRIL 30,    APRIL 26,
                                                                    1995         1996         1997
                                                                 -----------  -----------  -----------
U.S. federal statutory rate....................................        35.0%        35.0%        35.0%
State income taxes, net of federal income tax benefit..........         4.4          5.7          3.2
Subchapter S corporation income not subject to corporate level
  taxation.....................................................       (24.6)       (24.2)        (9.0)
Foreign earnings not subject to U.S. taxes.....................                      (.4)         1.6
Minority interest in foreign taxes.............................                      1.7
Nondeductible goodwill.........................................         1.0          1.8          2.5
Nondeductible acquisition costs................................                      0.8          4.3
Reversal of valuation allowance................................                                  (4.7)
Other..........................................................         1.4          1.9          2.4
                                                                      -----        -----        -----
Effective income tax rate......................................        17.2%        22.3%        35.3%
                                                                      -----        -----        -----
                                                                      -----        -----        -----

    One Combined Company and certain Pooled Companies were organized as subchapter S corporations prior to the closing of their acquisitions by the Company and, as a result, the federal tax on their income was the responsibility of their individual stockholders. Accordingly, the Combined Company and the specific Pooled Companies provided no federal income tax expense prior to these acquisitions by the Company.

    The following unaudited pro forma income tax information is presented in accordance with SFAS 109 as if the Combined Company and the specific Pooled Companies had been subject to federal income taxes for the entire periods presented.

                                                                                                       FOR THE SIX
                                                                   FOR THE FISCAL YEAR ENDED           MONTHS ENDED
                                                                -------------------------------  ------------------------
                                                                APRIL 30,  APRIL 30,  APRIL 26,  OCTOBER 26,  OCTOBER 25,
                                                                  1995       1996       1997        1996         1997
                                                                ---------  ---------  ---------  -----------  -----------
                                                                                                       (UNAUDITED)
Income before extraordinary items per consolidated statement
  of income...................................................  $  41,769  $  49,875  $  76,549   $  40,687    $  56,991
Pro forma income tax provision adjustment.....................     12,403     15,553     10,606       7,811        3,476
                                                                ---------  ---------  ---------  -----------  -----------
Pro forma income before extraordinary items...................  $  29,366  $  34,322  $  65,943   $  32,876    $  53,515
                                                                ---------  ---------  ---------  -----------  -----------
                                                                ---------  ---------  ---------  -----------  -----------

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 12--LEASE COMMITMENTS

    The Company leases various types of retail, warehouse and office facilities and equipment, furniture and fixtures under noncancelable lease agreements which expire at various dates. Future minimum lease payments under noncancelable capital and operating leases are as follows:

                                                                          CAPITAL   OPERATING
                                                                          LEASES      LEASES
                                                                         ---------  ----------
1998...................................................................  $   2,429  $   57,155
1999...................................................................      2,256      47,791
2000...................................................................      1,349      38,036
2001...................................................................        861      26,822
2002...................................................................        531      19,836
Thereafter.............................................................      3,433      58,961
                                                                         ---------  ----------
Total minimum lease payments...........................................     10,859  $  248,601
                                                                                    ----------
                                                                                    ----------
Less: Amounts representing interest....................................     (2,921)
                                                                         ---------
Present value of net minimum lease payments............................  $   7,938
                                                                         ---------
                                                                         ---------

Rent expense for all operating leases for fiscal 1995, 1996 and 1997 was $21,997, $33,050 and $54,577, respectively.

NOTE 13--COMMITMENTS AND CONTINGENCIES

LITIGATION

    The Company is, from time to time, a party to litigation arising in the normal course of its business. Management believes that none of this litigation will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

POSTEMPLOYMENT BENEFITS

    The Company has entered into employment agreements with several employees that would result in payments to these employees upon a change of control or certain other events. No amounts have been accrued at April 30, 1996 or April 26, 1997 related to these agreements.

NOTE 14--EMPLOYEE BENEFIT PLANS

    Effective September 1, 1996, the Company implemented the U.S. Office Products 401(k) Retirement Plan (the "401(k) Plan") which allows employee contributions in accordance with Section 401(k) of the Internal Revenue Code. The Company matches a portion of employee contributions and all full-time employees are eligible to participate in the 401(k) Plan after one year of service. In fiscal 1997, the Company's matching contribution expense was $1,195.

    Certain subsidiaries of the Company have, or had prior to implementation of the 401(k) Plan, qualified defined contribution benefit plans, which allow for voluntary pre-tax contributions by the employees. The subsidiaries paid all general and administrative expenses of the plans and in some cases

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 14--EMPLOYEE BENEFIT PLANS (CONTINUED) made matching contributions on behalf of the employees. For fiscal 1995, 1996 and 1997, the subsidiaries incurred expenses totaling $3,225, $3,454 and $2,738, respectively, related to these plans.

NOTE 15--STOCKHOLDERS' EQUITY

COMMON STOCK

    In November 1994, the Board of Directors of the Company approved a one thousand-for-one split of the Company's common stock and changed the par value of common stock from $1 per share to $.001 per share. The consolidated financial statements have been adjusted to reflect the stock split. In February 1996, the Company's stockholders approved the amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to 100,000,000 shares. In August 1996, the Company's stockholders approved the amendment to the Company's Restated Certified of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 500,000,000. In October 1997, the Board of Directors of the Company approved a three for two stock split of the Company's common stock. The financial statements give retroactive effect for the split for all period presented.

STOCK COMPENSATION PLANS

    In October 1994, the Board of Directors and the Company's stockholders approved the Company's 1994 Long-Term Compensation Plan (the "Plan"). The purpose of the Plan is to provide officers, key employees and consultants with additional incentives by increasing their ownership interests in the Company. The maximum number of options to purchase common stock granted in any calendar or fiscal year under the Plan, as amended, is equal to 20% of the aggregate number of shares of the Company's common stock outstanding at the time an award is granted, less, in each case, the number of shares subject to previously outstanding awards under the Plan.

    In August 1996, the Board of Directors and the Company's stockholders approved the Company's 1996 Non-Employee Directors' Stock Plan (the "Directors' Plan"). The purpose of the Directors' Plan is to promote ownership by non-employee directors of a greater proprietary interest in the Company, thereby aligning such directors' interests more closely with the interest of stockholders of the Company. A total of 750,000 shares of common stock have been reserved for issuance under the Directors' Plan. At April 26, 1997, options to acquire 162,000 shares of common stock have been granted under the Directors' Plan.

    The Company applies APB 25 in accounting for its stock option plans. Accordingly, because the exercise prices of the options have equaled the market price on the date of grant, no compensation expense has been recognized for stock options granted. Had compensation cost for the Company's stock options been recognized based upon the fair value of the stock options on the grant date under the methodology prescribed by SFAS 123, the Company's net income and net income per share would have

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 15--STOCKHOLDERS' EQUITY (CONTINUED) been impacted as indicated in the following table. The pro forma results shown below reflect only the impact of options granted in fiscal 1996 and 1997.

                                                                                              APRIL 30,  APRIL 26,
                                                                                                1996       1997
                                                                                              ---------  ---------
Net income:
  As reported...............................................................................  $  49,174  $  75,099
  Pro forma.................................................................................     47,015     62,461

Net income per share:
  As reported...............................................................................  $     .53  $     .66
  Pro forma.................................................................................        .50        .53

    The fair value of options granted (which is amortized to expense over the option vesting period in determining the pro forma impact) is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                                             1996       1997
                                                                           ---------  ---------
Expected life of option..................................................    7 years    7 years
Risk free interest rate..................................................       6.58%       .66%
Expected volatility of USOP stock........................................       58.5%       4.0%

The weighted-average fair value of options granted was $12.44 and $17.06 for fiscal 1996 and 1997, respectively.

    A summary of option transactions follows:

                                                                          WEIGHTED-
                                                                           AVERAGE                    WEIGHTED-
                                                                          EXERCISE      OPTIONS        AVERAGE
                                                            OPTIONS         PRICE      EXERCISABLE EXERCISE PRICE
                                                          ------------  -------------  ----------  ---------------
Balance at April 30, 1994...............................     1,268,101    $    6.66     1,268,101     $    6.66
  Granted...............................................     1,292,292         5.91
  Exercised.............................................      (196,954)        4.66
  Canceled..............................................       (71,205)        6.87
                                                          ------------

Balance at April 30, 1995...............................     2,292,234         6.40       669,057          6.90
  Granted...............................................     4,741,796         6.32
  Exercised.............................................      (393,154)        6.40
  Canceled..............................................       (52,629)        9.22
                                                          ------------

Balance at April 30, 1996...............................     6,588,247        10.30       748,038          7.67
  Granted...............................................     7,388,826        19.75
  Exercised.............................................      (440,564)        7.84
  Canceled..............................................      (301,426)       10.44
                                                          ------------

Balance at April 26, 1997...............................    13,235,083        15.65     2,236,305          9.30
                                                          ------------
                                                          ------------

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 15--STOCKHOLDERS' EQUITY (CONTINUED)
    The following table summarizes information about stock options outstanding at April 26, 1997:

                                                                    WEIGHTED-
                                                                     AVERAGE     WEIGHTED-                WEIGHTED-
                                                                    REMAINING     AVERAGE                  AVERAGE
                                                                   CONTRACTUAL   EXERCISE     OPTIONS     EXERCISE
RANGE OF EXERCISE PRICES                               OPTIONS        LIFE         PRICE     EXERCISABLE    PRICE
---------------------------------------------------  ------------  -----------  -----------  ----------  -----------
$0.45 to $6.66.....................................     1,421,399   7.2 years    $    3.17      638,510   $    1.72
$6.67 to $13.33....................................     3,231,026   7.9 years         7.76    1,154,218        9.26
$13.34 to $20.00...................................     4,817,754   9.3 years        15.43      338,148       15.02
$20.01 to $26.66...................................     3,737,004   9.3 years        23.27      105,429       20.65
$26.67 to $29.92...................................        27,900   9.1 years        28.13
                                                     ------------                            ----------
$29.93 to $29.92...................................    13,235,083   8.7 years    $   15.65    2,236,305        9.30
                                                     ------------                            ----------
                                                     ------------                            ----------

    The options outstanding information includes 125,498, 1,690,297, 58,802 and 343,488 options to acquire common stock at exercise prices of $.45, $8.01, $10.59 and $10.70, respectively, which were granted at certain Pooled Companies prior to their respective acquisitions by the Company.

    Non-qualified options are generally exercisable beginning one year from the date of grant in cumulative yearly amounts of 25% of the shares under option and generally expire ten years from the date of grant.

NOTE 16--SEGMENT REPORTING

INDUSTRY SEGMENT

    The Company currently operates in three reportable industry segments: office products, print management and Mail Boxes Etc. The office products industry segment involves the sales and distribution of office and related supplies and equipment, catalog, contract and remanufactured furniture, office coffee and beverage products and services and various types of business machines. The print management industry segment involves the manufacturing, distribution, management and printing of business forms, envelopes and promotional products. The Mail Boxes Etc. industry segment involves the franchising of business, communications and postal service centers. The other industry segments that the Company

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 16--SEGMENT REPORTING (CONTINUED)
operates in include technology solutions, education products and corporate travel services. The following table sets forth information as to the Company's operations in its different industry segments:

                                                             OFFICE        PRINT         MAIL
                                                            PRODUCTS     MANAGEMENT   BOXES ETC.     OTHER       TOTAL
                                                          ------------  ------------  -----------  ----------  ----------
Fiscal 1995:
  Revenues..............................................  $    702,480   $  139,732    $  50,350   $  350,844  $1,243,406
  Operating income......................................        21,655        5,571       10,734       19,298      57,258
  Identifiable assets...................................       242,096       51,906       64,293      121,003     479,298
  Depreciation and amortization.........................         5,782        4,478        1,024        5,773      17,057
  Capital expenditures..................................         6,779        2,456          477        5,561      15,273

Fiscal 1996:
  Revenues..............................................  $  1,094,375   $  317,033    $  59,106   $  447,101  $1,917,615
  Operating income......................................        34,363       12,388       13,676       18,914      79,341
  Identifiable assets...................................       533,614      120,971       72,766      399,802   1,127,153
  Depreciation and amortization.........................        11,603        5,089        1,030        6,768      24,490
  Capital expenditures..................................        19,291        6,098          472        3,934      29,795

Fiscal 1997:
  Revenues..............................................  $  2,102,636   $  368,378    $  67,837   $  582,344  $3,121,195
  Operating income......................................        93,308       20,301       11,862       27,537     153,008
  Identifiable assets...................................     1,292,797      184,301       85,675      411,648   1,974,421
  Depreciation and amortization.........................        32,768        8,758        1,046       10,649      53,221
  Capital expenditures..................................        31,511       16,600        1,292       17,618      67,021

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 16--SEGMENT REPORTING (CONTINUED)
GEOGRAPHIC SEGMENTS

    The following table sets forth information as to the Company's operations in its different geographic segments:

                                                                           NEW ZEALAND
                                                                UNITED         AND
                                                                STATES      AUSTRALIA      CANADA       TOTAL
                                                             ------------  ------------  ----------  ------------
Fiscal 1995:
  Revenues.................................................  $  1,207,711   $   28,574   $    7,121  $  1,243,406
  Operating income.........................................        54,928        1,429          901        57,258
  Identifiable assets at year-end..........................       469,718        5,512        4,068       479,298

Fiscal 1996:
  Revenues.................................................  $  1,720,356   $   77,141   $  120,118  $  1,917,615
  Operating income.........................................        70,430        3,533        5,378        79,341
  Identifiable assets at year-end..........................       884,305      188,134       54,714     1,127,153

Fiscal 1997:
  Revenues.................................................  $  2,291,336   $  700,793   $  129,066  $  3,121,195
  Operating income.........................................       114,379       28,708        9,921       153,008
  Identifiable assets at year-end..........................     1,162,893      753,254       58,274     1,974,421

NOTE 17--QUARTERLY FINANCIAL DATA (UNAUDITED)

    The following presents certain unaudited quarterly financial data. The amounts differ from the amounts previously reported during fiscal 1996 and 1997 on the Company's Quarterly Reports on Form 10-Q as a result of the restatement of the financial statements to give retroactive effect to the results of the

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 17--QUARTERLY FINANCIAL DATA (UNAUDITED) (CONTINUED) companies acquired during fiscal 1996 and 1997 in business combinations accounted for under the pooling-of-interests method.

                                                                         FISCAL 1996 QUARTERS
                                                     ------------------------------------------------------------
                                                       FIRST       SECOND      THIRD       FOURTH       TOTAL
                                                     ----------  ----------  ----------  ----------  ------------
Revenues...........................................  $  385,696  $  463,790  $  519,054  $  549,075  $  1,917,615
Gross profit.......................................     105,146     126,380     141,962     152,182       525,670
Operating income...................................      11,394      21,427      29,672      16,848        79,341
Net income.........................................       8,385      13,640      18,424       8,725        49,174
Net income per share...............................         .09         .13         .18         .07           .53
Pro forma income before extraordinary item (see
  Note 10).........................................       5,511       9,747      12,021       7,043        34,322
Pro forma income per share before extraordinary
  item.............................................         .06         .09         .12         .06           .36

                                                                         FISCAL 1997 QUARTERS
                                                     ------------------------------------------------------------
                                                       FIRST       SECOND      THIRD       FOURTH       TOTAL
                                                     ----------  ----------  ----------  ----------  ------------
Revenues...........................................  $  614,635  $  809,737  $  867,078  $  829,745  $  3,121,195
Gross profit.......................................     175,088     231,034     252,874     247,018       906,014
Operating income...................................      33,672      41,314      40,715      37,307       153,008
Net income.........................................      20,224      19,851      17,551      17,473        75,099
Net income per share...............................         .17         .16         .14         .13           .66
Pro forma income before extraordinary item (see
  Note 10).........................................      15,433      17,443      15,227      17,840        65,943
Pro forma income per share before extraordinary
  item.............................................         .13         .14         .12         .13           .56

                          U.S. OFFICE PRODUCTS COMPANY

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

NOTE 18--SUBSEQUENT EVENTS (UNAUDITED)

    Subsequent to April 26, 1997 and December 8, 1997, the Company has completed 31 business combinations for an aggregate purchase price of $169.5 million, consisting of approximately $119.4 million of cash and 2.7 million shares of the Company's common stock with an aggregate market value on the dates of acquisition of approximately $50.1 million.

    The following presents the unaudited pro forma results of operations of the Company for fiscal 1997 as if the acquisition described above had been consummated as of the beginning of fiscal 1997. The results presented below include certain pro forma adjustments to reflect the amortization of intangible assets, adjustments in executive compensation and the inclusion of a federal income tax provision on all earnings:

                                                                                FISCAL YEAR
                                                                                   ENDED
                                                                               APRIL 26, 1997
                                                                              ----------------
Revenues....................................................................    $  3,510,901
Income before extraordinary items...........................................          92,942
Income per share before extraordinary items.................................             .72

    The unaudited pro forma results of operations are prepared for comparative purposes only and do not necessarily reflect the results that would have occurred had the acquisitions occurred at the beginning of fiscal 1997 or the results which may occur in the future.

ITEM 7--FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

     23.1  Consent of Price Waterhouse LLP

     23.2  Consent of Ernst & Young LLP

     23.3  Consents of Hertz, Herson & Co. LLP

     23.4  Consent of Ernst & Young LLP

     23.5  Consent of KPMG Peat Marwick LLP

     23.6  Consent of Ernst & Young LLP

     23.7  Consent of BDO Seidman LLP

     23.8  Consent of Parent, McLaughlin & Nangle

     23.9  Consent of Rubin, Koehmstedt & Nadler, PLC

    23.10  Consent of Deloitte & Touche LLP

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                U.S. OFFICE PRODUCTS COMPANY

                                By:             /s/ MARK D. DIRECTOR
                                     -----------------------------------------
                                                  Mark D. Director
                                           CHIEF ADMINISTRATIVE OFFICER,
Dated: December 24, 1997                   GENERAL COUNSEL AND SECRETARY

                                 EXHIBIT INDEX

   EXHIBIT   DESCRIPTION
-----------  ---------------------------------------------------------------------------------------------------------

      23.1   Consent of Price Waterhouse LLP

      23.2   Consent of Ernst & Young LLP

      23.3   Consents of Hertz, Herson & Co. LLP

      23.4   Consent of Ernst & Young LLP

      23.5   Consent of KPMG Peat Marwick LLP

      23.6   Consent of Ernst & Young LLP

      23.7   Consent of BDO Seidman LLP

      23.8   Consent of Parent, McLaughlin & Nangle

      23.9   Consent of Rubin, Koehmstedt & Nadler, PLC

     23.10   Consent of Deloitte & Touche LLP